Proxy Statement

Dated June      , 2017

Yorktown Multi-Asset Income Fund

(formerly API Multi Asset Income Fund)

Yorktown Growth Fund

(formerly API Growth Fund)

Yorktown Capital Income Fund

(formerly API Capital Income Fund)

Yorktown Short Term Bond Fund

(formerly API Short Term Bond Fund)

Yorktown Master Allocation Fund

(formerly API Master Allocation Fund)

Yorktown Small Cap Fund

Yorktown Mid Cap Fund

Each a Series of American Pension Investors Trust

Doing Business As [“d/b/a”]

Yorktown Funds

Important Voting Information Inside

Please vote immediately!

You can vote through the internet, by telephone, or by mail.

Details on voting can be found on your proxy card.

American Pension Investment Trust

d/b/a

YORKTOWN FUNDS

2303 Yorktown Avenue

Lynchburg, VA 24501

Toll-Free 800-544-6060

SPECIAL MEETING OF THE SHAREHOLDERS OF

Yorktown Multi-Asset Income Fund	(formerly API Multi Asset Income Fund)
Yorktown Growth Fund	(formerly API Growth Fund)
Yorktown Capital Income Fund	(formerly API Capital Income Fund)
Yorktown Short Term Bond Fund	(formerly API Short Term Bond Fund)
Yorktown Master Allocation Fund	(formerly API Master Allocation Fund)
Yorktown Small Cap Fund
Yorktown Mid Cap Fund

Important Voting Information Inside

TABLE OF CONTENTS

Notice of Special Meeting of Shareholders

Important Information to Help You Understand the Proposals

Proxy Statement

Proposal 1:	YORKTOWN MULTI-ASSET FUND SHAREHOLDERS ONLY!- To approve a proposed new investment advisory agreement with Yorktown Management & Research Company, Inc. on behalf of the Yorktown Multi-Asset Fund.

Proposal 2:	YORKTOWN GROWTH FUND SHAREHOLDERS ONLY!- To approve a proposed new investment advisory agreement with Yorktown Management & Research Company, Inc. on behalf of the Yorktown Growth Fund.

Proposal 3:	YORKTOWN CAPITAL INCOME FUND SHAREHOLDERS ONLY!- To approve a proposed new investment advisory agreement with Yorktown Management & Research Company, Inc. on behalf of the Yorktown Capital Income Fund.

Proposal 4:	YORKTOWN SHORT TERM BOND FUND SHAREHOLDERS ONLY!- To approve a proposed new investment advisory agreement with Yorktown Management & Research Company, Inc. on behalf of the Yorktown Short Term Bond Fund.

Proposal 5:	YORKTOWN MASTER ALLOCATION FUND SHAREHOLDERS ONLY!- To approve a proposed new investment advisory agreement with Yorktown Management & Research Company, Inc. on behalf of the Yorktown Master Allocation Fund.

Proposal 6:	YORKTOWN SMALL CAP FUND SHAREHOLDERS ONLY!- To approve a proposed new investment advisory agreement with Yorktown Management & Research Company, Inc. on behalf of the Yorktown Small Cap Fund.

Proposal 7:	YORKTOWN MID CAP FUND SHAREHOLDERS ONLY!- To approve a proposed new investment advisory agreement with Yorktown Management & Research Company, Inc. on behalf of the Yorktown Mid Cap Fund.

Proposal 8:	ALL SHAREHOLDERS- To transact any other business, not currently contemplated, that may properly come before the special meeting of shareholders or any adjournment thereof in the discretion of the proxies or their substitutes.

Outstanding Shares and Voting Requirements

Additional Information on the Operation of the Trust

Other Matters

Exhibit A:	Form of Proposed New Investment Advisory Agreement on behalf of each Fund.
Exhibit B:	Form of Proposed Expense Limitation Agreement on behalf of each Fund.

NOTICE OF SPECIAL MEETING

of the

SHAREHOLDERS

of the

Yorktown Multi-Asset Income Fund	(formerly API Multi Asset Income Fund)
Yorktown Growth Fund	(formerly API Growth Fund)
Yorktown Capital Income Fund	(formerly API Capital Income Fund)
Yorktown Short Term Bond Fund	(formerly API Short Term Bond Fund)
Yorktown Master Allocation Fund	(formerly API Master Allocation Fund)
Yorktown Small Cap Fund
Yorktown Mid Cap Fund

2303 Yorktown Avenue

Lynchburg, VA 24501

Toll Free 800-544-6060

American Pension Investors Trust d/b/a YORKTOWN FUNDS (the “Trust”) is holding a Special Meeting of Shareholders (the “Meeting”) of the Funds listed above (each a “Fund” and together the “Funds”), to be held at 10:00 a.m., Eastern Time, on July 28, 2017 at the offices of the Trust, located at 2303 Yorktown Avenue, Lynchburg, VA 24501, to vote on the proposals set forth below.

The Trust is a Massachusetts business trust, registered with the Securities and Exchange Commission (“SEC”) and operating as an open-end management investment company. The Trust has authorized the division of its shares into various series (“funds”) and currently offers shares of seven funds to the public. The Trust further has authorized the division of its shares into various classes, each with different sales charges and/or ongoing fees.

Each Fund offers Class A shares, which are sold to the public with a front-end sales charge, Class L Shares, which are sold to the public and have no sales charges and no deferred sales charges, but do charge an ongoing distribution (i.e., 12b-1) fee, and Institutional Class Shares, which are sold without a contingent deferred sales charge or an ongoing distribution and servicing (12b-1) fee.

This Special Meeting is being held for all Fund shareholders, without regard to share class.

Proposal 1 applies to Yorktown Multi-Asset Fund shareholders only.

Proposal 2 applies to Yorktown Growth Fund shareholders only.

Proposal 3 applies to Yorktown Capital Income Fund shareholders only.

Proposal 4 applies to Yorktown Short Term Bond Fund shareholders only.

Proposal 5 applies to Yorktown Master Allocation Fund shareholders only.

Proposal 6 applies to Yorktown Small Cap Fund shareholders only.

Proposal 7 applies to Yorktown Mid Cap Fund shareholders only.

Proposal 8 applies to all shareholders of all Funds, voting together.

The Meeting is being held so that shareholders can vote on the following proposals:

Proposal 1:	YORKTOWN MULTI-ASSET FUND SHAREHOLDERS ONLY!- To approve a proposed new investment advisory agreement with Yorktown Management & Research Company, Inc. on behalf of the Yorktown Multi-Asset Fund.

Proposal 2:	YORKTOWN GROWTH FUND SHAREHOLDERS ONLY!- To approve a proposed new investment advisory agreement with Yorktown Management & Research Company, Inc. on behalf of the Yorktown Growth Fund.

Proposal 3:	YORKTOWN CAPITAL INCOME FUND SHAREHOLDERS ONLY!- To approve a proposed new investment advisory agreement with Yorktown Management & Research Company, Inc. on behalf of the Yorktown Capital Income Fund.

Proposal 4:	YORKTOWN SHORT TERM BOND FUND SHAREHOLDERS ONLY!- To approve a proposed new investment advisory agreement with Yorktown Management & Research Company, Inc. on behalf of the Yorktown Short Term Bond Fund.

Proposal 5:	YORKTOWN MASTER ALLOCATION FUND SHAREHOLDERS ONLY!- To approve a proposed new investment advisory agreement with Yorktown Management & Research Company, Inc. on behalf of the Yorktown Master Allocation Fund.

Proposal 6:	YORKTOWN SMALL CAP FUND SHAREHOLDERS ONLY!- To approve a proposed new investment advisory agreement with Yorktown Management & Research Company, Inc. on behalf of the Yorktown Small Cap Fund.

Proposal 7:	YORKTOWN MID CAP FUND SHAREHOLDERS ONLY!- To approve a proposed new investment advisory agreement with Yorktown Management & Research Company, Inc. on behalf of the Yorktown Mid Cap Fund.

Proposal 8:	ALL SHAREHOLDERS- To transact any other business, not currently contemplated, that may properly come before the special meeting of shareholders or any adjournment thereof in the discretion of the proxies or their substitutes.

The Board of Trustees of the Trust has fixed the close of business on May 31, 2017 as the record date for the Special Meeting. Shareholders of record on that date are entitled to notice of, and to vote at the Special Meeting. Your vote is important no matter how many shares you own. In addition to voting by mail, you may vote by telephone or through the Internet as follows:

TO VOTE BY TELEPHONE:		TO VOTE BY INTERNET:		TO VOTE BY MAIL
1	Read the Proxy Statement and have the enclosed proxy card at hand	1	Read the Proxy Statement and have the enclosed proxy card at hand	1	Read the Proxy Statement and have the enclosed proxy card at hand

2	Call the toll-free number that appears on the enclosed proxy card and follow the simple instructions	2	Go to the website that appears on the enclosed proxy card and follow the simple instructions	2	Fill out the proxy card, sign it, and mail it to the address on the card.

We encourage you to vote by telephone or through the internet using the control number that appears on the enclosed proxy card. Use of telephone or internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

If you have any questions after considering the enclosed materials, please call 1-800-544-6060. Please take this opportunity to vote. Thank you for your participation and for your continued support.

Your vote on each proposal is very important. If you own Fund shares in more than one account of the Trust, you will receive a proxy statement and one proxy card for each of your accounts. You will need to vote each proxy card in order to vote the shares you hold for each account.

Whether or not you plan to attend the Special Meeting, please fill in, date, sign and return your proxy card(s) in the enclosed postage paid envelope. You may also return your completed proxy card by faxing it to the Trust at 317-266-8756. You may also vote via the internet at                     .com. You may also vote by telephone by calling the toll-free number that appears on your proxy card. PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

As always, we thank you for your confidence and support.

By Order of the Board of Trustees,

David D. Basten
Chairman

June     , 2017

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSALS

While we encourage you to carefully read the entire text of the Proxy Statement, for your convenience we have provided answers to some of the most frequently asked questions, and a brief summary of the proposals we are asking you to approve.

QUESTIONS AND ANSWERS

Q:	What is happening? Why did I get this package of materials?

A: A special meeting of shareholders of the Funds is scheduled to be held at 10:00 a.m., Eastern time, on July 28, 2017. According to our records, you are a shareholder of record in one or more Funds as of the Record Date for this meeting.

PROPOSALS 1, 2, 3, 4, 5, 6, and 7:

New Investment Advisory Agreement for the benefit of each Fund

Q:	Why am I being asked to vote on a proposed new advisory agreement?

A: You are being asked to approve a new investment advisory agreement between the Trust and each Fund as a result of a planned change in the ownership structure of the Adviser, Yorktown Management & Research, Inc. (the “Transaction”). In the Transaction, the Adviser will restructure its existing capital structure, which currently consists of a single class of common stock- Class A voting. The Adviser plans to redistribute its Class A shares amongst its current shareholders and certain additional persons. Additionally, the Adviser will issue new Class B non-voting Shares to each of its Class A shareholders in exchange for Class A voting Shares. The effect of this restructuring will be that no single shareholder of the Adviser will own more than 25% of the Adviser’s outstanding Class A voting common stock (which is the voting ownership level which presumes control). The Adviser has decided to proceed with the Transaction for the purpose of long term estate planning and to ensure that the Adviser is in a strong ownership position for the foreseeable future. The Transaction will not affect the operations of the Adviser. The officers of the Adviser will remain in place. All advisory functions will be handled by the same employees as before the Transaction. Mr. David D. Basten will continue to serve as President and Chief Investment Officer of the Adviser, as well as lead portfolio manager to the Funds.

Under the Investment Company Act of 1940 (“the 1940 Act”), the Transaction may be deemed to constitute a “change in control” of the Adviser which would, when effected, cause each Fund’s investment advisory agreement presently in effect (the “Present Advisory Agreements”) to terminate. The 1940 Act and the Present Advisory Agreements require that the Trust obtain from shareholders of each affected Fund approval of a new investment advisory agreement (the “New Advisory Agreement”) as a result of the presumed change in control and termination of the Present Advisory Agreements.

At a meeting held on May 22, 2017, the Trust’s Board unanimously approved the New Advisory Agreement and recommended that the New Advisory Agreement be approved by each Fund’s shareholders. As discussed in more detail in the enclosed Proxy Statement, the Board considered a variety of factors in approving the New Advisory Agreement, including, among other things:

(1) the scope and quality of the services that the Adviser has historically provided under the Present Advisory Agreements and would likely continue to provide under the New Advisory Agreement; (2) the advisory fee rates under the Present Advisory Agreements and New Advisory Agreement will remain unchanged; (3) the advisory fees under the Present Advisory Agreements, and the proposed advisory fees under the New Advisory Agreement, both in absolute terms and relative to other comparable funds, continue to be below or competitive with the median of each Fund’s peers; (4) the impact to the Funds of eliminating the requirement in certain of the Present Advisory Agreements that the Adviser provide administrative services to the Funds; (5) the impact of the elimination of administrative services on each affected Fund’s overall expense ratios for each share class; (6) the mitigating effect on each affected Fund’s expenses of the Adviser’s agreement to operate under an expanded Expense Limitation Agreement; (7) the impact of the profitability of the Adviser with respect to the services it provides to the Funds; and (8) the extent to which shareholders may benefit from potential economies of scale.

Q:	How does the proposed New Advisory Agreement differ from the Present Advisory Agreements?

A: The terms and conditions of the New Advisory Agreement are similar to those of the Present Advisory Agreements, with the following exceptions:

1.	The effective date and the termination date will change. Because this is a new agreement, the initial term of the agreement will extend for two years from the effective date;

2.	For the Multi-Asset Fund, the Growth Fund, the Capital Income Fund, and the Short Term Bond Fund, the New Advisory Agreement will eliminate the requirement that the Adviser provide administrative and other non-investment advisory services to those Funds, which is estimated to increase each affected Fund’s overall expenses by approximately 0.07% annually. The Master Allocation Fund, Small Cap Fund and Mid Cap Fund currently operate under advisory agreements that do not include administrative services, so those Funds will not be affected by this aspect of the New Advisory Agreement.

Q:	When would the New Advisory Agreement take effect?

A: If approved by the Fund’s shareholders, the New Advisory Agreement would take effect upon completion of the Transaction, which is expected to occur on or about July 31, 2017.

Q:	How will the Transaction affect the fees and daily portfolio management of the Fund?

A: The Trust’s Board concluded that the Transaction will likely not affect the daily operation of the Funds. The officers of the Adviser will remain in place. All advisory functions will be handled by the same employees as before the Transaction. Mr. David D. Basten will continue to serve as President and Chief Investment Officer of the Adviser, as well as lead portfolio manager to the Funds. Although the Multi-Asset Fund, the Growth Fund, the Capital Income Fund, and the Short Term Bond Fund will incur fees for administrative services, other fees currently charged to certain share classes may be reduced. The Adviser is also currently operating under an Expense Limitation Agreement for certain Funds. The Adviser has agreed to expand the Expense Limitation Agreement to include each share class of each Fund. If each Fund’s shareholders approve the New Advisory Agreement, each Fund’s investment portfolio will continue to be managed by the same portfolio managers who were in place under the Present Advisory Agreements.

Q:	How does the Board of Trustees recommend that I vote?

A: After careful consideration of each proposal, the Board of Trustees unanimously recommends that you vote FOR all the proposals that apply to you and your Fund(s). The various factors that the Board of Trustees considered in making these determinations are described in the Proxy Statement.

Q:	What will happen if there are not enough votes to hold the Meeting?

A: It is important that shareholders vote by telephone, by internet or by completing and returning signed proxy cards by mail or by fax promptly, but no later than July 25, 2017, to ensure there is a quorum for the Meeting. You may be contacted by a representative of the Trust or the Adviser or a proxy solicitor if we do not hear from you. If we have not received sufficient votes to have a quorum at the Meeting or have not received enough votes to approve one or more of the Proposals, we may adjourn the Meeting to a later date so we can continue to seek more votes.

Q:	Whom should I call for additional information about the Proxy Statement?

A: If you have any questions regarding the Proxy Statement or completing and returning your proxy card, please call 800-544-6060.

SPECIAL MEETING

of the

SHAREHOLDERS

of the

Yorktown Multi-Asset Income Fund	(formerly API Multi Asset Income Fund)
Yorktown Growth Fund	(formerly API Growth Fund)
Yorktown Capital Income Fund	(formerly API Capital Income Fund)
Yorktown Short Term Bond Fund	(formerly API Short Term Bond Fund)
Yorktown Master Allocation Fund	(formerly API Master Allocation Fund)
Yorktown Small Cap Fund
Yorktown Mid Cap Fund

2303 Yorktown Avenue

Lynchburg, VA 24501

Toll Free 800-544-6060

PROXY STATEMENT

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board of Trustees”) of American Pension Investors Trust d/b/a YORKTOWN FUNDS (the “Trust”). The Trust is holding a Special Meeting of Shareholders (the “Meeting”) of the Funds listed above (each a “Fund” and together the “Funds”), to be held at 10:00 a.m., Eastern Time, on July 28, 2017 at the offices of the Trust, located at 2303 Yorktown Avenue, Lynchburg, VA 24501, to vote on the proposals set forth below.

As described in more detail below, at the Meeting, the Fund’s shareholders are being asked to consider the following proposals:

Proposal 1:	YORKTOWN MULTI-ASSET FUND SHAREHOLDERS ONLY!- To approve a proposed new investment advisory agreement with Yorktown Management & Research Company, Inc. on behalf of the Yorktown Multi-Asset Fund.

Proposal 2:	YORKTOWN GROWTH FUND SHAREHOLDERS ONLY!- To approve a proposed new investment advisory agreement with Yorktown Management & Research Company, Inc. on behalf of the Yorktown Growth Fund.

Proposal 3:	YORKTOWN CAPITAL INCOME FUND SHAREHOLDERS ONLY!- To approve a proposed new investment advisory agreement with Yorktown Management & Research Company, Inc. on behalf of the Yorktown Capital Income Fund.

Proposal 4:	YORKTOWN SHORT TERM BOND FUND SHAREHOLDERS ONLY!- To approve a proposed new investment advisory agreement with Yorktown Management & Research Company, Inc. on behalf of the Yorktown Short Term Bond Fund.

Proposal 5:	YORKTOWN MASTER ALLOCATION FUND SHAREHOLDERS ONLY!- To approve a proposed new investment advisory agreement with Yorktown Management & Research Company, Inc. on behalf of the Yorktown Master Allocation Fund.

Proposal 6:	YORKTOWN SMALL CAP FUND SHAREHOLDERS ONLY!- To approve a proposed new investment advisory agreement with Yorktown Management & Research Company, Inc. on behalf of the Yorktown Small Cap Fund.

Proposal 7:	YORKTOWN MID CAP FUND SHAREHOLDERS ONLY!- To approve a proposed new investment advisory agreement with Yorktown Management & Research Company, Inc. on behalf of the Yorktown Mid Cap Fund.

Proposal 8:	ALL SHAREHOLDERS- To transact any other business, not currently contemplated, that may properly come before the special meeting of shareholders or any adjournment thereof in the discretion of the proxies or their substitutes.

Your proxy, if properly executed, duly returned and not revoked, will be voted in accordance with your directions on the proxy. If you properly execute and return your proxy but do not provide instructions with respect to a proposal, your proxy will be voted for that proposal. You may revoke a proxy at any time prior to the Meeting by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the Meeting in person. This Proxy Statement and proxy card were first mailed to shareholders on or about                 , 2017.

The Adviser will pay the cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement and all other costs incurred by the Fund in connection with matters presented to the Meeting, including the fees and expenses of counsel to the Trust and its Independent Trustees.

The Trust has retained                              to solicit proxies for the Meeting.                              is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting broker-dealer firms, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of these services is approximately $                 and such cost will be paid by the Adviser.

In addition to solicitation through the mail, proxies may be solicited by representatives of the Funds without cost to the Funds. Such solicitation may be by telephone, facsimile or otherwise. It is anticipated that broker-dealer firms, custodians, nominees, fiduciaries and other financial institutions will be requested to forward proxy materials to beneficial owners and to obtain approval for the execution of proxies.

FOR YORKTOWN MULTI-ASSET FUND SHAREHOLDERS ONLY!

PROPOSAL 1:	APPROVE A PROPOSED NEW INVESTMENT ADVISORY AGREEMENT WITH YORKTOWN MANAGEMENT & RESEARCH COMPANY, INC., ON BEHALF OF THE YORKTOWN MULTI-ASSET INCOME FUND (THE “MULTI-ASSET FUND”)

Mr David D. Basten, along with several other individuals, founded Yorktown Management & Research, Inc. (the “Adviser”) in 1985. Mr. Basten currently owns approximately 64.7% of the outstanding voting shares of the Adviser and is deemed to “control” the Adviser. Mr. Basten plans to transfer a significant percentage of his Class A voting shares to other existing shareholders and to certain other persons, including key employees. The effect of that transfer will be to cause a change in the ownership of the controlling interests in the voting stock of the Adviser (the “Transaction”). After Mr. Basten completes the Transaction, he will own approximately 24.9% of the Class A voting shares of the Adviser. No other shareholder will own more than 24.9% of the outstanding Class A voting shares of the Adviser. Accordingly, no one person will be deemed to “control” the Adviser after the Transaction is completed, and control will be vested in various combinations of shareholders acting collectively.

Additionally, the Adviser plans to issue new shares of Class B non-voting shares. These shares will be distributed to all existing Class A shareholders. A portion of the new issue of Class B non-voting shares will be held in treasury for future distribution.

The Adviser has decided to proceed with the Transaction for the purpose of long term estate planning and to ensure that the Adviser is in a strong ownership position for the foreseeable future. The Transaction will not affect the operations of the Adviser. The officers of the Adviser will remain in place. All advisory functions will be handled by the same employees as before the Transaction. Mr. David D. Basten will continue to serve as President and Chief Investment Officer of the Adviser, as well as lead portfolio manager to the Funds.

The Investment Company Act of 1940 (the “1940 Act”) provides that an owner of more than 25% of the outstanding voting securities of an entity, such as Mr. Basten, is presumed to have a controlling interest in that entity. Because Mr. Basten’s ownership interest in the Adviser is currently in excess of 25% and will be reduced to slightly less than 25% following the Transaction, the Transaction may be deemed to result in a change in control of the Adviser and, pursuant to relevant provisions of the 1940 Act, effectively terminate the investment advisory agreement for the Multi-Asset Fund in effect prior to the Transaction (the “Present Advisory Agreement”).

In order for the Adviser to continue to provide management services to the Multi-Asset Fund following the Transaction, shareholders of the Multi-Asset Fund are being asked to vote on a proposed new investment advisory agreement between the Trust, on behalf of the Multi-Asset Fund, and the Adviser (the “New Advisory Agreement”). As a shareholder of the Multi-Asset Fund, you are entitled to vote on the New Advisory Agreement.

The New Advisory Agreement

The Board of Trustees, including a majority of the Trustees who are not “interested persons” as defined by the 1940 Act, of the Trust (the “Independent Trustees”), at a meeting held on May 22, 2017, approved the New Advisory Agreement pursuant to which the Adviser will continue to provide investment management services to the Multi-Asset Fund. The terms and conditions of the New Advisory Agreement are similar to those of the Present Advisory Agreement, with the following exceptions:

1.	The effective date and the termination date will change. Because this is a new agreement, the initial term of the agreement will extend for two years from the effective date;

2.	The New Advisory Agreement will eliminate the requirement that the Adviser provide administrative and other non-investment advisory services to the Multi-Asset Fund, which is estimated to increase the Fund’s overall expenses by approximately 0.07% annually.

The New Advisory Agreement, if approved by shareholders, will replace the Present Advisory Agreement. Under the New Advisory Agreement, the Adviser will, subject to the supervision and control of the Board of Trustees, continue to be responsible for managing the investment and reinvestment of the Multi-Asset Fund’s portfolio assets in securities, including buying, selling and trading in stocks, bonds and other investments, on behalf of the Multi-Asset Fund, and establishing, maintaining and trading in brokerage accounts for and in the name of the Multi-Asset Fund, all in accordance with the 1940 Act and any rules thereunder, and the investment objectives, policies and restrictions of the Multi-Asset Fund.

The Adviser will continue to pay all of the expenses incurred by it in connection with its investment advisory services provided to the Multi-Asset Fund. The Multi-Asset Fund will continue to pay all of the expenses relating to its operations, including brokerage fees and commissions, taxes, interest charges, the fees of the Adviser and the fees and expenses of the Multi-Asset Fund’s transfer agent, fund accounting agent, chief compliance officer and custodian, legal and auditing expenses, expenses and fees related to registration and filing with the Securities and Exchange Commission and state regulatory authorities, costs of printing and mailing prospectuses and shareholder reports to existing shareholders, fees and expenses of the Independent Trustees and other expenses. In contrast to the Present Advisory Agreement, under the New Advisory Agreement, the Multi-Asset Fund will pay the fees and expenses of its administrator. Under the Present Advisory Agreement, administration is provided by the Adviser. Under the New Advisory Agreement, that function is no longer the Adviser’s responsibility.

Fees paid to the Adviser under the New Advisory Agreement will be calculated at exactly the same rate as the fees previously charged under the Present Advisory Agreement. The advisory fee paid by the Multi-Asset Fund under the Present Advisory Agreement is equal to an annual rate of 0.40% of the Multi-Asset Fund’s average daily net assets. Under the New Advisory Agreement, the advisory fee will continue to be calculated at a rate equal to an annual rate of 0.40% of its average daily net assets.

The New Advisory Agreement, like the Present Advisory Agreement, provides that the Adviser shall not be liable for any error of judgment, mistake of law or for any other loss whatsoever suffered by the Trust in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of the compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

The New Advisory Agreement, if approved by shareholders, will remain in force for an initial term of approximately two years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. In either event, continuance of the New Advisory Agreement beyond the initial two year period must also be approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance. The New Advisory Agreement may be terminated at any time, on 60 days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting shares of the Fund, or by the Adviser. The New Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

The New Advisory Agreement will become effective upon consummation of the Transaction. If shareholders of the Multi-Asset Fund do not approve the New Advisory Agreement, the Trustees will consider other appropriate action in accordance with the 1940 Act. The form of the proposed New Advisory Agreement is attached hereto as Exhibit A. The description of the New Advisory Agreement in this Proxy Statement is only a summary and is qualified in its entirety by reference to Exhibit A.

The Present Advisory Agreement

The Present Advisory Agreement on behalf of the Multi-Asset Fund was last approved by the Board of Trustees on March 29, 2017. During the fiscal year ended January 31, 2017, the Multi-Asset Fund paid the Adviser $2,738,166 in advisory fees under the Present Advisory Agreement.

Information About the Adviser

Yorktown Management & Research, Inc. (the “Adviser”) was established in 1985 in Lynchburg, Virginia and has served as investment adviser to the Multi-Asset Fund since its inception. The Adviser currently employs thirteen investment professionals. The Adviser is privately owned and has no affiliation with any bank, broker, dealer, or other investment advisory firm. The Adviser provides a continuous program of supervision for all of the Trust’s series, including the Multi-Asset Fund, is responsible for the composition of the Multi-Asset Fund’s investment portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. The Adviser is also responsible for the selection of broker-dealers through which the Multi-Asset Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Funds. The Adviser’s sole business is serving as investment adviser to each series of the Trust, including the Multi-Asset Fund.

Information about the Transaction. As of the date of this Proxy Statement, David D Basten controls the Adviser, owning in the aggregate approximately 64.7% of the outstanding voting common stock of the Adviser. Other individuals, including certain key employees, own the remaining 35.3% of the outstanding voting common stock of the Adviser.

In the Transaction, Mr. Basten will transfer a significant percentage of his voting shares to other existing voting stock shareholders, as well as to a few additional individuals. The effect of this recapitalization will be that no single shareholder of the Adviser will own more than 25% of the Adviser’s outstanding voting common stock (which is the ownership level which presumes control). After the Transaction is completed, Mr. Basten will own slightly less than 25% of the outstanding voting common stock, and sixteen other shareholders will have holdings of approximately 1% to 24.9%. Consequently, control of the Adviser will be vested in various combinations of shareholders acting collectively. Mr. David D. Basten (24.9%), Ms. Leslie Basten (24.9%),and Mr. David M. Basten (13.7%) will comprise the controlling shareholders. Ms. Basten is the wife of David D. Basten, and David M. Basten is the son of David D. Basten.

Additionally, the Adviser plans to issue a new Class of shares, Class B non-voting shares. Those shares will be distributed to all of the current Class A voting stock shareholders in exchange for Class A Shares. A portion of the new Class B issuance will be held in treasury for future distribution. The Transaction is expected to occur on or about July 31, 2017.

The Adviser has decided to proceed with the Transaction for the purpose of long term estate planning and to ensure that the Adviser is in a strong ownership position for the foreseeable future. The Transaction will not affect the operations of the Adviser. The officers of the Adviser will remain in place. All advisory functions will be handled by the same employees as before the Transaction. Mr. David D. Basten will continue to serve as President and Chief Investment Officer of the Adviser, as well as lead portfolio manager to the Funds.

Executive Officers of the Adviser. The following are the current officers of the Adviser and their position, if any, with the Trust. The address of each officer is 2303 Yorktown Avenue, Lynchburg, VA 24501, except as noted otherwise. No changes to the executive officers and directors of the Adviser or the officers of the Trust are being contemplated as a result of the Transaction.

Name	Position with the Adviser	Position with the Trust
David D. Basten	President, Chief Investment Officer	President, Chairman of the Board of Trustees
David M. Basten	Managing Director. Director of Marketing; Portfolio Manager	Trustee
Austin Basten	Vice President/ Chief Compliance Officer	None
Charles Foster	Vice President/Chief Financial Officer	Treasurer
Dennis Stratton	Vice President	None

Brentz East	Analyst, Portfolio Manager	None
Michael Dixon	Vice President, Portfolio Manager	None

Evaluation by the Board of Trustees

The Board of Trustees, including the Independent Trustees voting separately, reviewed and approved the New Advisory Agreement at an in-person meeting held on May 22, 2017. In making the determination to recommend approval of the New Advisory Agreement to shareholders of the Multi-Asset Fund, the Board of Trustees considered all information the Trustees deemed reasonably necessary to evaluate the terms of the New Advisory Agreement and to determine that the New Advisory Agreement would be in the best interests of the Multi-Asset Fund and its shareholders.

The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser. The Board of Trustees gave substantial weight to the Adviser’s representations that: (i) the responsibilities of the Adviser under the New Advisory Agreement are the same in all material respects as under the Present Advisory Agreement, except that administrative services will no longer be provided; (ii) the operations of the Adviser and the level or quality of advisory services provided to the Multi-Asset Fund will not be materially affected as a result of the New Advisory Agreement; (iii) the same personnel of the Adviser who currently provide investment advisory services to the Multi-Asset Fund will continue to do so upon approval of the New Advisory Agreement; and (iv) the financial condition of the Adviser will not be adversely affected by the Transaction.

In addition, the Trustees considered the information they received when they approved the continuance of the Present Advisory Agreements at an in-person meeting held on March 29, 2017 and the information regarding the Adviser and the Multi-Asset Fund’s performance they had been provided throughout the year at regular meetings of the Board of Trustees. Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board’s approval of the New Advisory Agreement on behalf of the Multi-Asset Fund.

The Trustees’ evaluation of the quality of the Adviser’s services took into account their knowledge and experience gained through meetings with and reports of the Adviser’s senior management over the course of many years. Both short-term and long-term investment performance of the Multi-Asset Fund was considered. The Multi-Asset Fund’s performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Multi-Asset Fund. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Multi-Asset Fund’s other service providers, were considered in light of the Multi-Asset Funds’ compliance with investment policies and applicable laws and regulations and of related reports by management and the Multi-Asset Fund’s independent public accounting firm in periodic meetings with the Trust’s Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

Additionally, the Trustees noted that the Adviser has decided to proceed with the Transaction for the purpose of long term estate planning and to ensure that the Adviser is in a strong ownership position for the foreseeable future. The Transaction will not affect the operations of the Adviser. The officers of the Adviser will remain in place. All advisory functions will be handled by the same employees as before the Transaction. Mr. David D. Basten will continue to serve as President and Chief Investment Officer of the Adviser, as well as lead portfolio manager to the Funds.

In reviewing the proposed fees to be payable under the New Advisory Agreement, the Trustees compared the current and proposed advisory fees and overall expense levels of the Multi-Asset Fund with those of competitive funds with similar investment objectives. To assist the Board in its deliberations and considerations, the Board was provided with a written comparative analysis of fund fees and expenses prepared by an independent third party. The analysis included funds in the Lipper and Morningstar universe of similarly classified funds, including the Multi-Asset Fund. The written analysis showed that the advisory fee proposed under the New Advisory Agreement was lower than fees charged by a significant percentage of the comparable funds included in the analysis.

Additionally, the Board considered the impact of the proposed advisory fee on the overall expenses of the Multi-Asset Fund on a share class basis. The Adviser presented the following table to the Board showing current and anticipated Fund expenses on a Class by Class basis:

Class A Shares

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Current Fees	Proposed Fees
Management Fee	0.40%	0.40%
Distribution/Service (12b-1 Fees)	0.50%	0.50%
Other Expenses (including administrative fees)	0.23%	0.30%*
Total Annual Fund Operating Expenses	1.13%	1.20%

Class L Shares

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Current Fees	Proposed Fees
Management Fee	0.40%	0.40%
Distribution/Service (12b-1 Fees)	1.00%	1.00%
Other Expenses (including administrative fees)	0.23%	0.30%*
Total Annual Fund Operating Expenses	1.63%	1.70%

Institutional Class Shares

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Current Fees	Proposed Fees
Management Fee	0.40%	0.40%
Distribution/Service (12b-1 Fees)	0.00%	0.00%
Other Expenses (including administrative fees)	0.23%	0.30%*
Total Annual Fund Operating Expenses	0.63%	0.70%

*	under the New Advisory Agreement, administration services will no longer be provided by the Adviser. Accordingly, Other Expenses are expected to increase by 0.07%

With respect to the Multi-Asset Fund’s Class A shares, the Adviser is currently subject to an Expense Limitation Agreement with respect to Class A shares of the Multi-Asset Fund. The Adviser agreed to continue the Expense Limitation Agreement for a period of five years and to expand the Agreement to include all other share classes of the Multi-Asset Fund. As a result, overall expenses for the Multi-Asset Fund would be capped to ensure that they stayed within reasonable limits. The Adviser agreed to continue to maintain 1.75% as the expense cap for Class A shares and agreed to an expense cap of 1.90% for Class L shares and 1.00% for Institutional Class Shares.

The Expense Limitation and Recapture Agreement imposes a contractual duty on the Adviser to waive its management fees and/or make direct money contributions to the Multi-Asset Fund to offset direct “Other Expenses” of the Multi-Asset Fund in order to assure that the Multi-Asset Fund maintains a Total Net Annual Operating Expense Ratio of not greater than 1.75% for Class A Shares, 1.90% for Class L Shares, and 1.00% for Institutional Class Shares. There are several significant exclusions from the Adviser’s contribution obligations that you need to be aware of. First, the indirect expenses of “Acquired Fund (Underlying Fund) Fees and Expenses” are not subject to the Expense Limitation and Recapture Agreement. These fees are indirect fees and are not directly borne by the Multi-Asset Fund. Accordingly, these types of fees fall outside the scope of the Adviser’s Expense support obligations. The Adviser is also not obligated to reimburse brokerage fees and commissions, interest and other borrowing expenses, taxes and extraordinary expenses.

The Expense Limitation and Recapture Agreement also allows the Adviser to recoup in future years waivers and/or contributions made in prior years. The Adviser may recoup those contributions for a period of 36 months after the contributions were made, but only if the recoupment does not cause the Multi-Asset Fund’s Net Total Annual Fund Expense ratio to exceed the per Class limitations set forth above, before excluded expenses.

The Expense Limitation and Recapture Agreement may only be terminated by the Multi-Asset Fund’s Board of Trustees, and if it is terminated, any expenses waived or contributed by the Adviser that have not yet been recouped by the Adviser are waived and may not be recouped by the Adviser.

In considering the New Advisory Agreement, the Board noted that the New Advisory Agreement excluded administrative and other non-advisory services, unlike the Present Advisory Agreement. The Adviser informed the Board that the administrative needs of the Trust and Multi-Asset Fund had increased significantly over time, and the Trust now needed a level of administrative support that exceeded the capacity of the Adviser to effectively provide. New regulations, expanded oversight, increased scrutiny, significant ongoing compliance requirements, had all contributed to the Adviser’s conclusion that Trust administration should be provided by an entity that specialized in such services. As an example, the Adviser reminded the Board that financial reporting obligations as burdens have increased. Since 1990, mutual funds have gone from annual and semi-annual reports to quarterly reports, and soon will be required to file monthly reports. Given the significantly increased regulatory burden of fund administration, the Adviser believed that administration should be done by a professional third party. Further, the Adviser was recommending that administrative services should be provided by entities not affiliated with the Adviser. Accordingly, the Multi-Asset Fund’s overall expenses are expected to increase by approximately 0.07% annually if the Board engages an outside third party to provide such services.

The Trustees considered information provided by the Adviser concerning the Adviser’s profitability with respect to the Multi-Asset Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Multi-Asset Fund, but also so-called “fallout” benefits to the Adviser. The Trustees also considered the Adviser’s representations that all of the Multi-Asset Fund’s portfolio trades were executed based on the best price and execution available. In evaluating the Multi-Asset Fund’s advisory fees, the Trustees took into account the complexity and quality of the investment management of the Multi-Asset Fund.

The Board also received information from the Adviser relating to the management of the Multi-Asset Fund’s portfolio, the complexities and difficulties of selecting appropriate investments for the Multi-Asset Fund in the current market environment, and the need to constantly improve its capabilities to effectively manage the Multi-Asset Fund.

Based upon their review of all the information presented, the Independent Trustees concluded that: (i) based upon the historical performance of Multi-Asset Fund, the Adviser has provided quality services to the Multi-Asset Fund; (ii) although the short-term performance of the Multi-Asset Fund has lagged its benchmark index and the average returns for comparably managed funds, the Multi-Asset Fund had a very good performance year in fiscal year 2017, is managed in a professional investment style and has satisfactorily met its investment objective; (iii) the proposed investment advisory fee payable to the Adviser by the Multi-Asset Fund is competitive with similarly managed funds, and the Independent Trustees believe the fee to be reasonable given the scope and quality of investment advisory services provided by the Adviser and other services provided to shareholders; (iv) the total operating expense ratio of the Multi-Asset Fund is competitive with the average expense ratio for comparably managed funds, according to statistics derived from Lipper and Morningstar; (v) the Adviser’s commitment to cap overall operating expenses of the Multi-Asset Fund through the Expense Limitation Agreement will maintain reasonable expense levels for each Share Class and prevent an undue burden on shareholders; and (vi) the level of the Adviser’s profitability with respect to its management of the Multi-Asset Fund is reasonable. Given the reasonableness of the advisory fees as compared to comparable funds and the asset level of the Multi-Asset Fund, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Multi-Asset Fund grows, and whether fee levels reflect these economies of scale and fee breakpoints would be in order. The Independent Trustees also considered the “fallout” benefits to, and the profitability of, the Adviser with respect to the Multi-Asset Fund, but viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Multi-Asset Fund.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the New Advisory Agreement, and each Trustee weighed the various factors as he deemed appropriate. Rather, the Trustees concluded in light of a weighing and balancing of all factors considered, that approval of the New Advisory Agreement is in the best interests of the Multi-Asset Fund and its shareholders. The Board of Trustees noted that the scope, quality, and nature of services to be provided by the Adviser under the New Advisory Agreement will be substantially identical to the scope, quality and nature of services provided under the Present Advisory Agreement, with the exception of administrative services. The Board concluded that with respect to administrative services, it agreed with the Adviser’s assessment that the Trust and Multi-Asset Fund had grown to the point where outside professional administration was required, and the Adviser should not provide those services going forward. After full consideration of the above factors as well as other factors, the Board of Trustees, with the Independent Trustees voting separately, unanimously concluded that approval of the New Advisory Agreement was in the best interest of the Multi-Asset Fund and its shareholders and recommended approval of the New Advisory Agreement to the Multi-Asset Fund’s shareholders.

Messrs. David D. Basten and David M. Basten are Trustees of the Trust and as officers, directors and shareholders of the Adviser, have an interest in the approval of the Proposal.

The Board of Trustees recommends that you vote FOR the New Advisory Agreement on behalf of the Multi-Asset Fund.

FOR YORKTOWN GROWTH FUND SHAREHOLDERS ONLY!

PROPOSAL 2:	APPROVE A PROPOSED NEW INVESTMENT ADVISORY AGREEMENT WITH YORKTOWN MANAGEMENT & RESEARCH COMPANY, INC., ON BEHALF OF THE YORKTOWN GROWTH FUND (THE “GROWTH FUND”)

Mr David D. Basten, along with several other individuals, founded Yorktown Management & Research, Inc. (the “Adviser”) in 1985. Mr. Basten currently owns approximately 64.7% of the outstanding voting shares of the Adviser and is deemed to “control” the Adviser. Mr. Basten plans to transfer a significant percentage of his Class A voting shares to other existing shareholders and to certain other persons, including key employees. The effect of that transfer will be to cause a change in the ownership of the controlling interests in the voting stock of the Adviser (the “Transaction”). After Mr. Basten completes the Transaction, he will own approximately 24.9% of the Class A voting shares of the Adviser. No other shareholder will own more than 24.9% of the outstanding Class A voting shares of the Adviser. Accordingly, no one person will be deemed to “control” the Adviser after the Transaction is completed, and control will be vested in various combinations of shareholders acting collectively.

Additionally, the Adviser plans to issue new shares of Class B non-voting shares. These shares will be distributed to all existing Class A shareholders, and also to certain employees and other individuals. A portion of the new issue of Class B non-voting shares will be held in treasury for future distribution.

The Adviser has decided to proceed with the Transaction for the purpose of long term estate planning and to ensure that the Adviser is in a strong ownership position for the foreseeable future. The Transaction will not affect the operations of the Adviser. The officers of the Adviser will remain in place. All advisory functions will be handled by the same employees as before the Transaction. Mr. David D. Basten will continue to serve as President and Chief Investment Officer of the Adviser, as well as lead portfolio manager to the Funds.

The Investment Company Act of 1940 (the “1940 Act”) provides that an owner of more than 25% of the outstanding voting securities of an entity, such as Mr. Basten, is presumed to have a controlling interest in that entity. Because Mr. Basten’s ownership interest in the Adviser is currently in excess of 25% and will be reduced to slightly less than 25% following the Transaction, the Transaction may be deemed to result in a change in control of the Adviser and, pursuant to relevant provisions of the 1940 Act, effectively terminate the investment advisory agreement for the Growth Fund in effect prior to the Transaction (the “Present Advisory Agreement”).

In order for the Adviser to continue to provide management services to the Growth Fund following the Transaction, shareholders of the Growth Fund are being asked to vote on a proposed new investment advisory agreement between the Trust, on behalf of the Growth Fund, and the Adviser (the “New Advisory Agreement”). As a shareholder of the Growth Fund, you are entitled to vote on the New Advisory Agreement.

The New Advisory Agreement

The Board of Trustees, including a majority of the Trustees who are not “interested persons” as defined by the 1940 Act, of the Trust (the “Independent Trustees”), at a meeting held on May 22, 2017, approved the New Advisory Agreement pursuant to which the Adviser will continue to provide investment management services to the Growth Fund. The terms and conditions of the New Advisory Agreement are similar to those of the Present Advisory Agreement, with the following exceptions:

1.	The effective date and the termination date will change. Because this is a new agreement, the initial term of the agreement will extend for two years from the effective date;

2.	The New Advisory Agreement will eliminate the requirement that the Adviser provide administrative and other non-investment advisory services to the Growth Fund, which is estimated to increase the Fund’s overall expenses by approximately 0.07% annually.

The New Advisory Agreement, if approved by shareholders, will replace the Present Advisory Agreement. Under the New Advisory Agreement, the Adviser will, subject to the supervision and control of the Board of Trustees, continue to be responsible for managing the investment and reinvestment of the Growth Fund’s portfolio assets in securities, including buying, selling and trading in stocks, bonds and other investments, on behalf of the Growth Fund, and establishing, maintaining and trading in brokerage accounts for and in the name of the Growth Fund, all in accordance with the 1940 Act and any rules thereunder, and the investment objectives, policies and restrictions of the Fund.

The Adviser will continue to pay all of the expenses incurred by it in connection with its investment advisory services provided to the Growth Fund. The Growth Fund will continue to pay all of the expenses relating to its operations, including brokerage fees and commissions, taxes, interest charges, the fees of the Adviser and the fees and expenses of the Growth Fund’s transfer agent, fund accounting agent, chief compliance officer and custodian, legal and auditing expenses, expenses and fees related to registration and filing with the Securities and Exchange Commission and state regulatory authorities, costs of printing and mailing prospectuses and shareholder reports to existing shareholders, fees and expenses of the Independent Trustees and other expenses. In contrast to the Present Advisory Agreement, under the New Advisory Agreement, the Growth Fund will pay the fees and expenses of its administrator. Under the Present Advisory Agreement, administration is provided by the Adviser. Under the New Advisory Agreement, that function is no longer the Adviser’s responsibility.

Fees paid to the Adviser under the New Advisory Agreement will be calculated at exactly the same rate than the fees previously charged under the Present Advisory Agreement. The advisory fee paid by the Fund under the Present Advisory Agreement is equal to an annual rate of 1.00% of the Growth Fund’s average daily net assets. Under the New Advisory Agreement, the advisory fee will continue to be calculated at a rate equal to an annual rate of 1.00% of its average daily net assets.

The New Advisory Agreement, like the Present Advisory Agreement, provides that the Adviser shall not be liable for any error of judgment, mistake of law or for any other loss whatsoever suffered by the Trust in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of the compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

The New Advisory Agreement, if approved by shareholders, will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. In either event, continuance of the New Advisory Agreement beyond the initial two year period must also be approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance. The New Advisory Agreement may be terminated at any time, on 60 days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting shares of the Growth Fund, or by the Adviser. The New Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

The New Advisory Agreement will become effective upon consummation of the Transaction. If shareholders of the Growth Fund do not approve the New Advisory Agreement, the Trustees will consider other appropriate action in accordance with the 1940 Act. The form of the proposed New Advisory Agreement is attached hereto as Exhibit A. The description of the New Advisory Agreement in this Proxy Statement is only a summary and is qualified in its entirety by reference to Exhibit A.

The Present Advisory Agreement

The Present Advisory Agreement on behalf of the Growth Fund was last approved by the Board of Trustees on March 29, 2017. During the fiscal year ended January 31, 2017, the Growth Fund paid the Adviser $647,611 in advisory fees under the Present Advisory Agreement.

Information About the Adviser

Yorktown Management & Research, Inc. (the “Adviser”) was established in 1985 in Lynchburg, Virginia and has served as investment adviser to the Growth Fund since its inception. The Adviser currently employs thirteen investment professionals. The Adviser is privately owned and has no affiliation with any bank, broker, dealer, or other investment advisory firm. The Adviser provides a continuous program of supervision for all of the Trust’s series, including the Growth Fund, is responsible for the composition of the Growth Fund’s investment portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. The Adviser is also responsible for the selection of broker-dealers through which the Growth Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Funds. The Adviser’s sole business is serving as investment adviser to each series of the Trust, including the Growth Fund.

Information about the Transaction. As of the date of this Proxy Statement, David D Basten controls the Adviser, owning in the aggregate approximately 64.7% of the outstanding voting common stock of the Adviser. Other individuals, including certain key employees, own the remaining 35.3% of the outstanding voting common stock of the Adviser.

In the Transaction, Mr. Basten will transfer a significant percentage of his voting shares to other existing voting stock shareholders, as well as to a few additional individuals. The effect of this recapitalization will be that no single shareholder of the Adviser will own more than 25% of the Adviser’s outstanding voting common stock (which is the ownership level which presumes control). After the Transaction is completed, Mr. Basten will own slightly less than 25% of the outstanding voting common stock, and sixteen other shareholders will have holdings of approximately 1% to 24.9%. Consequently, control of the Adviser will be vested in various combinations of shareholders acting collectively. Mr. David D. Basten (24.9%), Ms. Leslie Basten (24.9%),and Mr. David M. Basten (13.7%) will comprise the controlling shareholders. Ms. Basten is the wife of David D. Basten, and David M. Basten is the son of David D. Basten.

Additionally, the Adviser plans to issue a new Class of shares, Class B non-voting shares. Those shares will be distributed to all of the current Class A voting stock shareholders. A portion of the new Class B issuance will be held in treasury for future distribution. The Transaction is expected to occur on or about July 31, 2017. The change in ownership will not result in a change in the operations of the Adviser or the persons responsible for the day-to-day management of the Funds.

The Adviser has decided to proceed with the Transaction for the purpose of long term estate planning and to ensure that the Adviser is in a strong ownership position for the foreseeable future. The Transaction will not affect the operations of the Adviser. The officers of the Adviser will remain in place. All advisory functions will be handled by the same employees as before the Transaction. Mr. David D. Basten will continue to serve as President and Chief Investment Officer of the Adviser, as well as lead portfolio manager to the Funds.

Executive Officers of the Adviser. The following are the current officers of the Adviser and their position, if any, with the Trust. The address of each officer is 2303 Yorktown Avenue, Lynchburg, VA 24501, except as noted otherwise. No changes to the executive officers and directors of the Adviser or the officers of the Trust are being contemplated as a result of the Transaction.

Name	Position with the Adviser	Position with the Trust
David D. Basten	President, Chief Investment Officer	President, Chairman of the Board of Trustees
David M. Basten	Managing Director. Director of Marketing; Portfolio Manager	Trustee
Austin Basten	Vice President/ Chief Compliance Officer	None
Charles Foster	Vice President/Chief Financial Officer	Treasurer
Dennis Stratton	Vice President	None
Brentz East	Analyst, Portfolio Manager	None
Michael Dixon	Vice President, Portfolio Manager	None

Evaluation by the Board of Trustees

The Board of Trustees, including the Independent Trustees voting separately, reviewed and approved the New Advisory Agreement at an in-person meeting held on May 22, 2017. In making the determination to recommend approval of the New Advisory Agreement to shareholders of the Growth Fund, the Board of Trustees considered all information the Trustees deemed reasonably necessary to evaluate the terms of the New Advisory Agreement and to determine that the New Advisory Agreement would be in the best interests of the Growth Fund and its shareholders.

The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser. The Board of Trustees gave substantial weight to the Adviser’s representations that: (i) the responsibilities of the Adviser under the New Advisory Agreement are the same in all material respects as under the Present Advisory Agreement, except that administrative services will no longer be provided; (ii) the operations of the Adviser and the level or quality of advisory services provided to the Growth Fund will not be materially affected as a result of the New Advisory Agreement; (iii) the same personnel of the Adviser who currently provide investment advisory services to the Growth Fund will continue to do so upon approval of the New Advisory Agreement; and (iv) the financial condition of the Adviser will not be adversely affected by the Transaction.

In addition, the Trustees considered the information they received when they approved the continuance of the Present Advisory Agreements at an in-person meeting held on March 29, 2017 and the information regarding the Adviser and the Growth Fund’s performance they had been provided throughout the year at regular meetings of the Board of Trustees. Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board’s approval of the New Advisory Agreement on behalf of the Growth Fund.

The Trustees’ evaluation of the quality of the Adviser’s services took into account their knowledge and experience gained through meetings with and reports of the Adviser’s senior management over the course of many years. Both short-term and long-term investment performance of the Growth Fund was considered. The Growth Fund’s performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Growth Fund. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Growth Fund’s other service providers, were considered in light of the Growth Funds’ compliance with investment policies and applicable laws and regulations and of related reports by management and the Growth Fund’s independent public accounting firm in periodic meetings with the Trust’s Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

Additionally, the Trustees noted that the Adviser has decided to proceed with the Transaction for the purpose of long term estate planning and to ensure that the Adviser is in a strong ownership position for the foreseeable future. The Transaction will not affect the operations of the Adviser. The officers of the Adviser will remain in place. All advisory functions will be handled by the same employees as before the Transaction. Mr. David D. Basten will continue to serve as President and Chief Investment Officer of the Adviser, as well as lead portfolio manager to the Funds.

In reviewing the proposed fees to be payable under the New Advisory Agreement, the Trustees compared the current and proposed advisory fees and overall expense levels of the Growth Fund with those of competitive funds with similar investment objectives. To assist the Board in its deliberations and considerations, the Board was provided with a written comparative analysis of fund fees and expenses prepared by an independent third party. The analysis included funds in the Lipper and Morningstar universe of similarly classified funds, including the Growth Fund. The written analysis showed that the advisory fee proposed under the New Advisory Agreement was competitive with fees charged by the comparable funds included in the analysis.

Additionally, the Board considered the impact of the proposed advisory fee on the overall expenses of the Growth Fund on a share class basis. The Adviser presented the following table to the Board showing current and anticipated Fund expenses on a Class by Class basis:

Class A Shares

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment.)	Current Fees	Proposed Fees
Management Fee	1.00%	1.00%
Distribution/Service (12b-1 Fees)	0.00%	0.00%
Other Expenses (including administrative fees)	0.44%	0.51%*
Total Annual Fund Operating Expenses	1.44%	1.51%

Class L Shares

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment.)	Current Fees	Proposed Fees
Management Fee	1.00%	1.00%
Distribution/Service (12b-1 Fees)	1.00%	1.00%
Other Expenses (including administrative fees)	0.44%	0.51%*
Total Annual Fund Operating Expenses	2.44%	2.51%

Institutional Class Shares

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment.)	Current Fees	Proposed Fees
Management Fee	1.00%	1.00%
Distribution/Service (12b-1 Fees)	0.00%	0.00%
Other Expenses (including administrative fees)	0.44%	0.51%*
Total Annual Fund Operating Expenses	1.44%	1.51%

*	under the New Advisory Agreement, administration services will no longer be provided by the Adviser. Accordingly, Other Expenses are expected to increase by 0.07%

In order to protect the shareholders from undue expense burden, the Adviser agreed to adopt a written Expense Limitation Agreement to include all share classes of the Growth Fund. As a result, overall expenses for the Growth Fund would be capped to ensure that they stayed within reasonable limits. The Adviser agreed to adopt 1.75% as the expense cap for Class A shares, 2.50% for Class L shares and 1.50% for Institutional Class Shares.

The Expense Limitation and Recapture Agreement imposes a contractual duty on the Adviser to waive its management fees and/or make direct money contributions to the Growth Fund to offset direct “Other Expenses” of the Growth Fund in order to assure that the Growth Fund maintains a Total Net Annual Operating Expense Ratio of not greater than 1.75% for Class A Shares, 2.50% for Class L Shares, and 1.50% for Institutional Class Shares. There are several significant exclusions from the Adviser’s contribution obligations that you need to be aware of. First, the indirect expenses of “Acquired Fund (Underlying Fund) Fees and Expenses” are not subject to the Expense Limitation and Recapture Agreement. These fees are indirect fees and are not directly borne by the Growth Fund. Accordingly, these types of fees fall outside the scope of the Adviser’s Expense support obligations. The Adviser is also not obligated to reimburse brokerage fees and commissions, interest and other borrowing expenses, taxes and extraordinary expenses.

The Expense Limitation and Recapture Agreement also allows the Adviser to recoup in future years waivers and/or contributions made in prior years. The Adviser may recoup those contributions for a period of 36 months after the contributions were made, but only if the recoupment does not cause the Growth Fund’s Net Total Annual Fund Expense ratio to exceed the per Class limitations set forth above, before excluded expenses.

The Expense Limitation and Recapture Agreement may only be terminated by the Growth Fund’s Board of Trustees, and if it is terminated, any expenses waived or contributed by the Adviser that have not yet been recouped by the Adviser are waived and may not be recouped by the Adviser.

In considering the New Advisory Agreement, the Board noted that the New Advisory Agreement excluded administrative and other non-advisory services, unlike the Present Advisory Agreement. The Adviser informed the Board that the administrative needs of the Trust and Growth Fund had increased significantly over time, and the Trust now needed a level of administrative support that exceeded the capacity of the Adviser to effectively provide. New regulations, expanded oversight, increased scrutiny, significant ongoing compliance requirements, had all contributed to the Adviser’s conclusion that Trust administration should be provided by an entity that specialized in such services. As an example, the Adviser reminded the Board that financial reporting obligations as burdens have increased. Since 1990, mutual funds have gone from annual and semi-annual reports to quarterly reports, and soon will be required to file monthly reports. Given the significantly increased regulatory burden of fund administration, the Adviser believed that administration should be done by a professional third party. Further, the Adviser was recommending that administrative services should be provided by entities not affiliated with the Adviser. Accordingly, the Multi-Asset Fund’s overall expenses are expected to increase by approximately 0.07% annually if the Board engages an outside third party to provide such services.

The Trustees considered information provided by the Adviser concerning the Adviser’s profitability with respect to the Growth Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Growth Fund, but also so-called “fallout” benefits to the Adviser. The Trustees also considered the Adviser’s representations that all of the Growth Fund’s portfolio trades were executed based on the best price and execution available. In evaluating the Growth Fund’s advisory fees, the Trustees took into account the complexity and quality of the investment management of the Growth Fund.

The Board also received information from the Adviser relating to the management of the Growth Fund’s portfolio, the complexities and difficulties of selecting appropriate investments for the Growth Fund in the current market environment, and the need to constantly improve its capabilities to effectively manage the Growth Fund.

Based upon their review of all the information presented, the Independent Trustees concluded that: (i) based upon the historical performance of Growth Fund, the Adviser has provided quality services to the Growth Fund; (ii) although the short-term performance of the Growth Fund has lagged its benchmark index and the average returns for comparably managed funds, the Growth Fund is managed in a professional investment style, had a very good performance year in fiscal 2017, and has satisfactorily met its investment objective; (iii) the proposed investment advisory fee payable to the Adviser by the Growth Fund is competitive with similarly managed funds, and the Independent Trustees believe the fee to be reasonable given the scope and quality of investment advisory services provided by the Adviser and other services provided to shareholders; (iv) the total operating expense ratio of the Growth Fund is competitive with the average expense ratio for comparably managed funds, according to statistics derived from Lipper and Morningstar; (v) the Adviser’s commitment to cap overall operating expenses of the Growth Fund through the Expense Limitation Agreement will maintain reasonable expense levels for each Share Class and prevent an undue burden on shareholders; and (vi) the level of the Adviser’s profitability with respect to its management of the Growth Fund is reasonable. Given the reasonableness of the advisory fees as compared to comparable funds and the asset level of the Growth Fund, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Growth Fund grows, and whether fee levels reflect these economies of scale and fee breakpoints would be in order. The Independent Trustees also considered the “fallout” benefits to, and the profitability of, the Adviser with respect to the Growth Fund, but viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Growth Fund.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the New Advisory Agreement, and each Trustee weighed the various factors as he deemed appropriate. Rather, the Trustees concluded in light of a weighing and balancing of all factors considered, that approval of the New Advisory Agreement is in the best interests of the Growth Fund and its shareholders. The Board of Trustees noted that the scope, quality, and nature of services to be provided by the Adviser under the New Advisory Agreement will be substantially identical to the scope, quality and nature of services provided under the Present Advisory Agreement, with the exception of administrative services. The Board concluded that with respect to administrative services, it agreed with the Adviser’s assessment that the Trust and Growth Fund had grown to the point where outside professional administration was required, and the Adviser should not provide those services going forward. After full consideration of the above factors as well as other factors, the Board of Trustees, with the Independent Trustees voting separately, unanimously concluded that approval of the New Advisory Agreement was in the best interest of the Growth Fund and its shareholders and recommended approval of the New Advisory Agreement to the Growth Fund’s shareholders.

Messrs. David D. Basten and David M. Basten are Trustees of the Trust and as officers, directors and shareholders of the Adviser, have an interest in the approval of the Proposal.

The Board of Trustees recommends that you vote FOR the New Advisory Agreement on behalf of the Growth Fund.

FOR YORKTOWN CAPITAL INCOME FUND SHAREHOLDERS ONLY!

PROPOSAL 3:	APPROVE A PROPOSED NEW INVESTMENT ADVISORY AGREEMENT WITH YORKTOWN MANAGEMENT & RESEARCH COMPANY, INC., ON BEHALF OF THE YORKTOWN CAPITAL INCOME FUND (THE “CAPITAL INCOME FUND”)

Mr David D. Basten, along with several other individuals, founded Yorktown Management & Research, Inc. (the “Adviser”) in 1985. Mr. Basten currently owns approximately 64.7% of the outstanding voting shares of the Adviser and is deemed to “control” the Adviser. Mr. Basten plans to transfer a significant percentage of his Class A voting shares to other existing shareholders and to certain other persons, including key employees. The effect of that transfer will be to cause a change in the ownership of the controlling interests in the voting stock of the

Adviser (the “Transaction”). After Mr. Basten completes the Transaction, he will own approximately 24.9% of the Class A voting shares of the Adviser. No other shareholder will own more than 24.9% of the outstanding Class A voting shares of the Adviser. Accordingly, no one person will be deemed to “control” the Adviser after the Transaction is completed, and control will be vested in various combinations of shareholders acting collectively.

Additionally, the Adviser plans to issue new shares of Class B non-voting shares. These shares will be distributed to all existing Class A shareholders, and also to certain employees and other individuals. A portion of the new issue of Class B non-voting shares will be held in treasury for future distribution.

The Adviser has decided to proceed with the Transaction for the purpose of long term estate planning and to ensure that the Adviser is in a strong ownership position for the foreseeable future. The Transaction will not affect the operations of the Adviser. The officers of the Adviser will remain in place. All advisory functions will be handled by the same employees as before the Transaction. Mr. David D. Basten will continue to serve as President and Chief Investment Officer of the Adviser, as well as lead portfolio manager to the Funds.

The Investment Company Act of 1940 (the “1940 Act”) provides that an owner of more than 25% of the outstanding voting securities of an entity, such as Mr. Basten, is presumed to have a controlling interest in that entity. Because Mr. Basten’s ownership interest in the Adviser is currently in excess of 25% and will be reduced to slightly less than 25% following the Transaction, the Transaction may be deemed to result in a change in control of the Adviser and, pursuant to relevant provisions of the 1940 Act, effectively terminate the investment advisory agreement for the Capital Income Fund in effect prior to the Transaction (the “Present Advisory Agreement”).

In order for the Adviser to continue to provide management services to the Capital Income Fund following the Transaction, shareholders of the Capital Income Fund are being asked to vote on a proposed new investment advisory agreement between the Trust, on behalf of the Capital Income Fund, and the Adviser (the “New Advisory Agreement”). As a shareholder of the Capital Income Fund, you are entitled to vote on the New Advisory Agreement.

The New Advisory Agreement

The Board of Trustees, including a majority of the Trustees who are not “interested persons” as defined by the 1940 Act, of the Trust (the “Independent Trustees”), at a meeting held on May 22, 2017, approved the New Advisory Agreement pursuant to which the Adviser will continue to provide investment management services to the Capital Income Fund. The terms and conditions of the New Advisory Agreement are similar to those of the Present Advisory Agreement, with the following exceptions:

1.	The effective date and the termination date will change. Because this is a new agreement, the initial term of the agreement will extend for two years from the effective date;

2.	The New Advisory Agreement will eliminate the requirement that the Adviser provide administrative and other non-investment advisory services to the Capital Income Fund, which is estimated to increase the Fund’s overall expenses by approximately 0.07% annually.

The New Advisory Agreement, if approved by shareholders, will replace the Present Advisory Agreement. Under the New Advisory Agreement, the Adviser will, subject to the supervision and control of the Board of Trustees, continue to be responsible for managing the investment and reinvestment of the Fund’s portfolio assets in securities, including buying, selling and trading in stocks, bonds and other investments, on behalf of the Fund, and establishing, maintaining and trading in brokerage accounts for and in the name of the Fund, all in accordance with the 1940 Act and any rules thereunder, and the investment objectives, policies and restrictions of the Fund.

The Adviser will continue to pay all of the expenses incurred by it in connection with its investment advisory services provided to the Capital Income Fund. The Capital Income Fund will continue to pay all of the expenses relating to its operations, including brokerage fees and commissions, taxes, interest charges, the fees of the Adviser and the fees and expenses of the Capital Income Fund’s transfer agent, fund accounting agent, chief compliance officer and custodian, legal and auditing expenses, expenses and fees related to registration and filing with the Securities and Exchange Commission and state regulatory authorities, costs of printing and mailing prospectuses and shareholder reports to existing shareholders, fees and expenses of the Independent Trustees and other expenses. In contrast to the Present Advisory Agreement, under the New Advisory Agreement, the Capital Income Fund will pay the fees and expenses of its administrator. Under the Present Advisory Agreement, administration is provided by the Adviser. Under the New Advisory Agreement, that function is no longer the Adviser’s responsibility.

Fees paid to the Adviser under the New Advisory Agreement will be calculated at exactly the same rate than the fees previously charged under the Present Advisory Agreement. The advisory fee paid by the Fund under the Present Advisory Agreement is equal to an annual rate of 0.60% of the Capital Income Fund’s average daily net assets. Under the New Advisory Agreement, the advisory fee will continue to be calculated at a rate equal to an annual rate of 0.60% of its average daily net assets.

The New Advisory Agreement, like the Present Advisory Agreement, provides that the Adviser shall not be liable for any error of judgment, mistake of law or for any other loss whatsoever suffered by the Trust in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of the compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

The New Advisory Agreement, if approved by shareholders, will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Capital Income Fund. In either event, continuance of the New Advisory Agreement beyond the initial two year period must also be approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance. The New Advisory Agreement may be terminated at any time, on 60 days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting shares of the Capital Income Fund, or by the Adviser. The New Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

The New Advisory Agreement will become effective upon consummation of the Transaction. If shareholders of the Capital Income Fund do not approve the New Advisory Agreement, the Trustees will consider other appropriate action in accordance with the 1940 Act. The form of the proposed New Advisory Agreement is attached hereto as Exhibit A. The description of the New Advisory Agreement in this Proxy Statement is only a summary and is qualified in its entirety by reference to Exhibit A.

The Present Advisory Agreement

The Present Advisory Agreement on behalf of the Capital Income Fund was last approved by the Board of Trustees on March 29, 2017. During the fiscal year ended January 31, 2017, the Capital Income Fund paid the Adviser $218,307 in advisory fees under the Present Advisory Agreement.

Information About the Adviser

Yorktown Management & Research, Inc. (the “Adviser”) was established in 1985 in Lynchburg, Virginia and has served as investment adviser to the Capital Income Fund since its inception. The Adviser currently employs thirteen investment professionals. The Adviser is privately owned and has no affiliation with any bank, broker, dealer, or other investment advisory firm. The Adviser provides a continuous program of supervision for all of the Trust’s series, including the Capital Income Fund, is responsible for the composition of the Capital Income Fund’s investment portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. The Adviser is also responsible for the selection of broker-dealers through which the Capital Income Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Funds. The Adviser’s sole business is serving as investment adviser to each series of the Trust, including the Capital Income Fund.

Information about the Transaction. As of the date of this Proxy Statement, David D Basten controls the Adviser, owning in the aggregate approximately 64.7% of the outstanding voting common stock of the Adviser. Other individuals, including certain key employees, own the remaining 35.3% of the outstanding voting common stock of the Adviser.

In the Transaction, Mr. Basten will transfer a significant percentage of his voting shares to other existing voting stock shareholders, as well as to a few additional individuals. The effect of this recapitalization will be that no single shareholder of the Adviser will own more than 25% of the Adviser’s outstanding voting common stock (which is the ownership level which presumes control). After the Transaction is completed, Mr. Basten will own slightly less than 25% of the outstanding voting common stock, and sixteen other shareholders will have holdings of approximately 1% to 24.9%. Consequently, control of the Adviser will be vested in various combinations of shareholders acting collectively. Mr. David D. Basten (24.9%), Ms. Leslie Basten (24.9%),and Mr. David M. Basten (13.7%) will comprise the controlling shareholders. Ms. Basten is the wife of David D. Basten, and David M. Basten is the son of David D. Basten.

Additionally, the Adviser plans to issue a new Class of shares, Class B non-voting shares. Those shares will be distributed to all of the current Class A voting stock shareholders. A portion of the new Class B issuance will be held in treasury for future distribution. The Transaction is expected to occur on or about July 31, 2017. The change in ownership will not result in a change in the operations of the Adviser or the persons responsible for the day-to-day management of the Funds.

The Adviser has decided to proceed with the Transaction for the purpose of long term estate planning and to ensure that the Adviser is in a strong ownership position for the foreseeable future. The Transaction will not affect the operations of the Adviser. The officers of the Adviser will remain in place. All advisory functions will be handled by the same employees as before the Transaction. Mr. David D. Basten will continue to serve as President and Chief Investment Officer of the Adviser, as well as lead portfolio manager to the Funds.

Executive Officers of the Adviser. The following are the current officers of the Adviser and their position, if any, with the Trust. The address of each officer is 2303 Yorktown Avenue, Lynchburg, VA 24501, except as noted otherwise. No changes to the executive officers and directors of the Adviser or the officers of the Trust are being contemplated as a result of the Transaction.

Name	Position with the Adviser	Position with the Trust
David D. Basten	President, Chief Investment Officer	President, Chairman of the Board of Trustees
David M. Basten	Managing Director. Director of Marketing; Portfolio Manager	Trustee
Austin Basten	Vice President/ Chief Compliance Officer	None
Charles Foster	Vice President/Chief Financial Officer	Treasurer
Dennis Stratton	Vice President	None
Brentz East	Analyst, Portfolio Manager	None
Michael Dixon	Vice President, Portfolio Manager	None

Evaluation by the Board of Trustees

The Board of Trustees, including the Independent Trustees voting separately, reviewed and approved the New Advisory Agreement at an in-person meeting held on May 22, 2017. In making the determination to recommend approval of the New Advisory Agreement to shareholders of the Capital Income Fund, the Board of Trustees considered all information the Trustees deemed reasonably necessary to evaluate the terms of the New Advisory Agreement and to determine that the New Advisory Agreement would be in the best interests of the Capital Income Fund and its shareholders.

The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser. The Board of Trustees gave substantial weight to the Adviser’s representations that: (i) the responsibilities of the Adviser under the New Advisory Agreement are the same in all material respects as under the Present Advisory Agreement, except that administrative services will no longer be provided; (ii) the operations of the Adviser and the level or quality of advisory services provided to the Capital Income Fund will not be materially affected as a result of the New Advisory Agreement; (iii) the same personnel of the Adviser who currently provide investment advisory services to the Capital Income Fund will continue to do so upon approval of the New Advisory Agreement; and (iv) the financial condition of the Adviser will not be adversely affected by the Transaction.

In addition, the Trustees considered the information they received when they approved the continuance of the Present Advisory Agreements at an in-person meeting held on March 29, 2017 and the information regarding the Adviser and the Capital Income Fund’s performance they had been provided throughout the year at regular meetings of the Board of Trustees. Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board’s approval of the New Advisory Agreement on behalf of the Capital Income Fund.

The Trustees’ evaluation of the quality of the Adviser’s services took into account their knowledge and experience gained through meetings with and reports of the Adviser’s senior management over the course of many years. Both short-term and long-term investment performance of the Capital Income Fund was considered. The Capital Income Fund’s performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Capital Income Fund. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Capital Income Fund’s other service providers, were considered in light of the Capital Income Funds’ compliance with investment policies and applicable laws and regulations and of related reports by management and the Capital Income Fund’s independent public accounting firm in periodic meetings with the Trust’s Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

Additionally, the Trustees noted that the Adviser has decided to proceed with the Transaction for the purpose of long term estate planning and to ensure that the Adviser is in a strong ownership position for the foreseeable future. The Transaction will not affect the operations of the Adviser. The officers of the Adviser will remain in place. All advisory functions will be handled by the same employees as before the Transaction. Mr. David D. Basten will continue to serve as President and Chief Investment Officer of the Adviser, as well as lead portfolio manager to the Funds.

In reviewing the proposed fees to be payable under the New Advisory Agreement, the Trustees compared the current and proposed advisory fees and overall expense levels of the Capital Income Fund with those of competitive funds with similar investment objectives. To assist the Board in its deliberations and considerations, the Board was provided with a written comparative analysis of fund fees and expenses prepared by an independent third party. The analysis included funds in the Lipper and Morningstar universe of similarly classified funds, including the Capital Income Fund. The written analysis showed that the advisory fee proposed under the New Advisory Agreement were competitive with fees charged by the comparable funds included in the analysis.

Additionally, the Board considered the impact of the proposed advisory fee on the overall expenses of the Capital Income Fund on a share class basis. The Adviser presented the following table to the Board showing current and anticipated Capital Income Fund expenses on a Class by Class basis:

Class A Shares

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment.)	Current Fees	Proposed Fees
Management Fee	0.60%	0.60%
Distribution/Service (12b-1 Fees)	0.50%	0.50%
Other Expenses (including administrative fees)	0.67%	0.74%*
Total Annual Fund Operating Expenses	1.77%	1.84%

Class L Shares

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment.)	Current Fees	Proposed Fees
Management Fee	0.60%	0.60%
Distribution/Service (12b-1 Fees)	1.00%	1.00%
Other Expenses (including administrative fees)	0.67%	0.74%*
Total Annual Fund Operating Expenses	2.27%	2.34%

Institutional Class Shares

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment.)	Current Fees	Proposed Fees
Management Fee	0.60%	0.60%
Distribution/Service (12b-1 Fees)	0.00%	0.00%
Other Expenses (including administrative fees)	0.67%	0.74%*
Total Annual Fund Operating Expenses	1.27%	1.34%

*	under the New Advisory Agreement, administration services will no longer be provided by the Adviser. Accordingly, Other Expenses are expected to increase by 0.07%

In order to protect the shareholders from undue expense burden, the Adviser agreed to adopt a written Expense Limitation Agreement to include all share classes of the Capital Income Fund. As a result, overall expenses for the Fund would be capped to ensure that they stayed within reasonable limits. The Adviser agreed to adopt 1.75% as the expense cap for Class A shares, 2.50% for Class L shares and 1.50% for Institutional Class Shares.

The Expense Limitation and Recapture Agreement imposes a contractual duty on the Adviser to waive its management fees and/or make direct money contributions to the Capital Income Fund to offset direct “Other Expenses” of the Capital Income Fund in order to assure that the Capital

Income Fund maintains a Total Net Annual Operating Expense Ratio of not greater than 1.75% for Class A Shares, 2.50% for Class L Shares, and 1.50% for Institutional Class Shares. There are several significant exclusions from the Adviser’s contribution obligations that you need to be aware of. First, the indirect expenses of “Acquired Fund (Underlying Fund) Fees and Expenses” are not subject to the Expense Limitation and Recapture Agreement. These fees are indirect fees and are not directly borne by the Capital Income Fund. Accordingly, these types of fees fall outside the scope of the Adviser’s Expense support obligations. The Adviser is also not obligated to reimburse brokerage fees and commissions, interest and other borrowing expenses, taxes and extraordinary expenses.

The Expense Limitation and Recapture Agreement also allows the Adviser to recoup in future years waivers and/or contributions made in prior years. The Adviser may recoup those contributions for a period of 36 months after the contributions were made, but only if the recoupment does not cause the Capital Income Fund’s Net Total Annual Fund Expense ratio to exceed the per Class limitations set forth above, before excluded expenses.

The Expense Limitation and Recapture Agreement may only be terminated by the Capital Income Fund’s Board of Trustees, and if it is terminated, any expenses waived or contributed by the Adviser that have not yet been recouped by the Adviser are waived and may not be recouped by the Adviser.

In considering the New Advisory Agreement, the Board noted that the New Advisory Agreement excluded administrative and other non-advisory services, unlike the Present Advisory Agreement. The Adviser informed the Board that the administrative needs of the Trust and Capital Income Fund had increased significantly over time, and the Trust now needed a level of administrative support that exceeded the capacity of the Adviser to effectively provide. New regulations, expanded oversight, increased scrutiny, significant ongoing compliance requirements, had all contributed to the Adviser’s conclusion that Trust administration should be provided by an entity that specialized in such services. As an example, the Adviser reminded the Board that financial reporting obligations as burdens have increased. Since 1990, mutual funds have gone from annual and semi-annual reports to quarterly reports, and soon will be required to file monthly reports. Given the significantly increased regulatory burden of fund administration, the Adviser believed that administration should be done by a professional third party. Further, the Adviser was recommending that administrative services should be provided by entities not affiliated with the Adviser. Accordingly, the Multi-Asset Fund’s overall expenses are expected to increase by approximately 0.07% annually if the Board engages an outside third party to provide such services.

The Trustees considered information provided by the Adviser concerning the Adviser’s profitability with respect to the Capital Income Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Capital Income Fund, but also so-called “fallout” benefits to the Adviser. The Trustees also considered the Adviser’s representations that all of the Capital Income Fund’s portfolio trades were executed based on the best price and execution available. In evaluating the Capital Income Fund’s advisory fees, the Trustees took into account the complexity and quality of the investment management of the Capital Income Fund.

The Board also received information from the Adviser relating to the management of the Capital Income Fund’s portfolio, the complexities and difficulties of selecting appropriate investments for the Capital Income Fund in the current market environment, and the need to constantly improve its capabilities to effectively manage the Capital Income Fund.

Based upon their review of all the information presented, the Independent Trustees concluded that: (i) based upon the historical performance of Capital Income Fund, the Adviser has provided quality services to the Capital Income Fund; (ii) although the short-term performance of the Capital Income Fund has lagged its benchmark index and the average returns for comparably managed funds, the Capital Income Fund is managed in a professional investment style, had a very good performance year in fiscal year 2017, and has satisfactorily met its investment objective; (iii) the proposed investment advisory fee payable to the Adviser by the Capital Income Fund is competitive with similarly managed funds, and the Independent Trustees believe the fee to be reasonable given the scope and quality of investment advisory services provided by the Adviser and other services provided to shareholders; (iv) the total operating expense ratio of the Capital Income Fund is competitive with the average expense ratio for comparably managed funds, according to statistics derived from Lipper and Morningstar; (v) the Adviser’s commitment to cap overall operating expenses of the Capital Income Fund through the Expense Limitation Agreement will maintain reasonable expense levels for each Share Class and prevent an undue burden on shareholders; and (vi) the level of the Adviser’s profitability with respect to its management of the Capital Income Fund is reasonable. Given the reasonableness of the advisory fees as compared to comparable funds and the asset level of the Capital Income Fund, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Capital Income Fund grows, and whether fee levels reflect these economies of scale and fee breakpoints would be in order. The Independent Trustees also considered the “fallout” benefits to, and the profitability of, the Adviser with respect to the Capital Income Fund, but viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Capital Income Fund.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the New Advisory Agreement, and each Trustee weighed the various factors as he deemed appropriate. Rather, the Trustees concluded in light of a weighing and balancing of all factors considered, that approval of the New Advisory Agreement is in the best interests of the Capital Income Fund and its shareholders. The Board of Trustees noted that the scope, quality, and nature of services to be provided by the Adviser under the New Advisory Agreement will be substantially identical to the scope, quality and nature of services provided under the Present Advisory Agreement, with the exception of administrative services. The Board concluded that with respect to administrative services, it agreed with the Adviser’s assessment that the Trust and Capital Income Fund had grown to the point where outside professional administration was required, and the Adviser should not provide those services going forward. After full consideration of the above factors as well as other factors, the Board of Trustees, with the Independent Trustees voting separately, unanimously concluded that approval of the New Advisory Agreement was in the best interest of the Capital Income Fund and its shareholders and recommended approval of the New Advisory Agreement to the Capital Income Fund’s shareholders.

Messrs. David D. and David M. Basten are Trustees of the Trust and as officers, directors and shareholders of the Adviser, have an interest in the approval of the Proposal.

The Board of Trustees recommends that you vote FOR the New Advisory Agreement on behalf of the Capital Income Fund.

FOR YORKTOWN SHORT TERM BOND FUND SHAREHOLDERS ONLY!

PROPOSAL 4:	APPROVE A PROPOSED NEW INVESTMENT ADVISORY AGREEMENT WITH YORKTOWN MANAGEMENT & RESEARCH COMPANY, INC., ON BEHALF OF THE YORKTOWN SHORT TERM BOND FUND (THE “SHORT TERM BOND FUND”)

Mr David D. Basten, along with several other individuals, founded Yorktown Management & Research, Inc. (the “Adviser”) in 1985. Mr. Basten currently owns approximately 64.7% of the outstanding voting shares of the Adviser and is deemed to “control” the Adviser. Mr. Basten plans to transfer a significant percentage of his Class A voting shares to other existing shareholders and to certain other persons, including key employees. The effect of that transfer will be to cause a change in the ownership of the controlling interests in the voting stock of the Adviser (the “Transaction”). After Mr. Basten completes the Transaction, he will own approximately 24.9% of the Class A voting shares of the Adviser. No other shareholder will own more than 24.9% of the outstanding Class A voting shares of the Adviser. Accordingly, no one person will be deemed to “control” the Adviser after the Transaction is completed, and control will be vested in various combinations of shareholders acting collectively.

Additionally, the Adviser plans to issue new shares of Class B non-voting shares. These shares will be distributed to all existing Class A shareholders. A portion of the new issue of Class B non-voting shares will be held in treasury for future distribution.

The Adviser has decided to proceed with the Transaction for the purpose of long term estate planning and to ensure that the Adviser is in a strong ownership position for the foreseeable future. The Transaction will not affect the operations of the Adviser. The officers of the Adviser will remain in place. All advisory functions will be handled by the same employees as before the Transaction. Mr. David D. Basten will continue to serve as President and Chief Investment Officer of the Adviser, as well as lead portfolio manager to the Funds.

The Investment Company Act of 1940 (the “1940 Act”) provides that an owner of more than 25% of the outstanding voting securities of an entity, such as Mr. Basten, is presumed to have a controlling interest in that entity. Because Mr. Basten’s ownership interest in the Adviser is currently in excess of 25% and will be reduced to slightly less than 25% following the Transaction, the Transaction may be deemed to result in a change in control of the Adviser and, pursuant to relevant provisions of the 1940 Act, effectively terminate the investment advisory agreement for the Short Term Bond Fund in effect prior to the Transaction (the “Present Advisory Agreement”).

In order for the Adviser to continue to provide management services to the Short Term Bond Fund following the Transaction, shareholders of the Short Term Bond Fund are being asked to vote on a proposed new investment advisory agreement between the Trust, on behalf of the Short Term Bond Fund, and the Adviser (the “New Advisory Agreement”). As a shareholder of the Short Term Bond Fund, you are entitled to vote on the New Advisory Agreement.

The New Advisory Agreement

The Board of Trustees, including a majority of the Trustees who are not “interested persons” as defined by the 1940 Act, of the Trust (the “Independent Trustees”), at a meeting held on May 22, 2017, approved the New Advisory Agreement pursuant to which the Adviser will continue to provide investment management services to the Short Term Bond Fund. The terms and conditions of the New Advisory Agreement are similar to those of the Present Advisory Agreement, with the following exceptions:

1.	The effective date and the termination date will change. Because this is a new agreement, the initial term of the agreement will extend for two years from the effective date;

2.	The New Advisory Agreement will eliminate the requirement that the Adviser provide administrative and other non-investment advisory services to the Short Term Bond Fund, which is estimated to increase the Fund’s overall expenses by approximately 0.07% annually.

The New Advisory Agreement, if approved by shareholders, will replace the Present Advisory Agreement. Under the New Advisory Agreement, the Adviser will, subject to the supervision and control of the Board of Trustees, continue to be responsible for managing the investment and reinvestment of the Fund’s portfolio assets in securities, including buying, selling and trading in stocks, bonds and other investments, on behalf of the Short Term Bond Fund, and establishing, maintaining and trading in brokerage accounts for and in the name of the Short Term Bond Fund, all in accordance with the 1940 Act and any rules thereunder, and the investment objectives, policies and restrictions of the Short Term Bond Fund.

The Adviser will continue to pay all of the expenses incurred by it in connection with its investment advisory services provided to the Short Term Bond Fund. The Short Term Bond Fund will continue to pay all of the expenses relating to its operations, including brokerage fees and commissions, taxes, interest charges, the fees of the Adviser and the fees and expenses of the Short Term Bond Fund’s transfer agent, fund accounting agent, chief compliance officer and custodian, legal and auditing expenses, expenses and fees related to registration and filing with the Securities and Exchange Commission and state regulatory authorities, costs of printing and mailing prospectuses and shareholder reports to existing shareholders, fees and expenses of the Independent Trustees and other expenses. In contrast to the Present Advisory Agreement, under the New Advisory Agreement, the Short Term Bond Fund will pay the fees and expenses of its administrator. Under the Present Advisory Agreement, administration is provided by the Adviser. Under the New Advisory Agreement, that function is no longer the Adviser’s responsibility.

Fees paid to the Adviser under the New Advisory Agreement will be calculated at exactly the same rate than the fees previously charged under the Present Advisory Agreement. The advisory fee paid by the Fund under the Present Advisory Agreement is equal to an annual rate of 0.70% of the Short Term Bond Fund’s average daily net assets. Under the New Advisory Agreement, the advisory fee will continue to be calculated at a rate equal to an annual rate of 0.70% of its average daily net assets.

The New Advisory Agreement, like the Present Advisory Agreement, provides that the Adviser shall not be liable for any error of judgment, mistake of law or for any other loss whatsoever suffered by the Trust in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of the compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

The New Advisory Agreement, if approved by shareholders, will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (2) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. In either event, continuance of the New Advisory Agreement beyond the initial two year period must also be approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance. The New Advisory Agreement may be terminated at any time, on 60 days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting shares of the Short Term Bond Fund, or by the Adviser. The New Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

The New Advisory Agreement will become effective upon consummation of the Transaction. If shareholders of the Short Term Bond Fund do not approve the New Advisory Agreement, the Trustees will consider other appropriate action in accordance with the 1940 Act. The form of the proposed New Advisory Agreement is attached hereto as Exhibit A. The description of the New Advisory Agreement in this Proxy Statement is only a summary and is qualified in its entirety by reference to Exhibit A.

The Present Advisory Agreement

The Present Advisory Agreement on behalf of the Short Term Bond Fund was last approved by the Board of Trustees on March 29, 2017. During the fiscal year ended January 31, 2017, the Short Term Bond Fund paid the Adviser $378,053 in advisory fees under the Present Advisory Agreement.

Information About the Adviser

Yorktown Management & Research, Inc. (the “Adviser”) was established in 1985 in Lynchburg, Virginia and has served as investment adviser to the Short Term Bond Fund since its inception. The Adviser currently employs thirteen investment professionals. The Adviser is privately owned and has no affiliation with any bank, broker, dealer, or other investment advisory firm. The Adviser provides a continuous program of supervision for all of the Trust’s series, including the Short Term Bond Fund, is responsible for the composition of the Short Term Bond Fund’s investment portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. The Adviser is also responsible for the selection of broker-dealers through which the Short Term Bond Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Funds. The Adviser’s sole business is serving as investment adviser to each series of the Trust, including the Short Term Bond Fund.

Information about the Transaction. As of the date of this Proxy Statement, David D Basten controls the Adviser, owning in the aggregate approximately 64.7% of the outstanding voting common stock of the Adviser. Other individuals, including certain key employees, own the remaining 35.3% of the outstanding voting common stock of the Adviser.

In the Transaction, Mr. Basten will transfer a significant percentage of his voting shares to other existing voting stock shareholders, as well as to a few additional individuals. The effect of this recapitalization will be that no single shareholder of the Adviser will own more than 25% of the Adviser’s outstanding voting common stock (which is the ownership level which presumes control). After the Transaction is completed, Mr. Basten will own slightly less than 25% of the outstanding voting common stock, and sixteen other shareholders will have holdings of approximately 1% to 24.9%. Consequently, control of the Adviser will be vested in various combinations of shareholders acting collectively. Mr. David D. Basten (24.9%), Ms. Leslie Basten (24.9%),and Mr. David M. Basten (13.7%) will comprise the controlling shareholders. Ms. Basten is the wife of David D. Basten, and David M. Basten is the son of David D. Basten.

Additionally, the Adviser plans to issue a new Class of shares, Class B non-voting shares. Those shares will be distributed to all of the current Class A voting stock shareholders. A portion of the new Class B issuance will be held in treasury for future distribution. The Transaction is expected to occur on or about July 31, 2017. The change in ownership will not result in a change in the operations of the Adviser or the persons responsible for the day-to-day management of the Funds.

The Adviser has decided to proceed with the Transaction for the purpose of long term estate planning and to ensure that the Adviser is in a strong ownership position for the foreseeable future. The Transaction will not affect the operations of the Adviser. The officers of the Adviser will remain in place. All advisory functions will be handled by the same employees as before the Transaction. Mr. David D. Basten will continue to serve as President and Chief Investment Officer of the Adviser, as well as lead portfolio manager to the Funds.

Executive Officers of the Adviser. The following are the current officers of the Adviser and their position, if any, with the Trust. The address of each officer is 2303 Yorktown Avenue, Lynchburg, VA 24501, except as noted otherwise. No changes to the executive officers and directors of the Adviser or the officers of the Trust are being contemplated as a result of the Transaction.

Name	Position with the Adviser	Position with the Trust
David D. Basten	President, Chief Investment Officer	President, Chairman of the Board of Trustees

David M. Basten	Managing Director. Director of Marketing; Portfolio Manager	Trustee

Austin Basten	Vice President/ Chief Compliance Officer	None

Charles Foster	Vice President/Chief Financial Officer	Treasurer

Dennis Stratton	Vice President	None

Brentz East	Analyst, Portfolio Manager	None

Michael Dixon	Vice President, Portfolio Manager	None

Evaluation by the Board of Trustees

The Board of Trustees, including the Independent Trustees voting separately, reviewed and approved the New Advisory Agreement at an in-person meeting held on May 22, 2017. In making the determination to recommend approval of the New Advisory Agreement to shareholders of the Short Term Bond Fund, the Board of Trustees considered all information the Trustees deemed reasonably necessary to evaluate the terms of the New Advisory Agreement and to determine that the New Advisory Agreement would be in the best interests of the Short Term Bond Fund and its shareholders.

The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser. The Board of Trustees gave substantial weight to the Adviser’s representations that: (i) the responsibilities of the Adviser under the New Advisory Agreement are the same in all material respects as under the Present Advisory Agreement, except that administrative services will no longer be provided; (ii) the operations of the Adviser and the level or quality of advisory services provided to the Short Term Bond Fund will not be materially affected as a result of the New Advisory Agreement; (iii) the same personnel of the Adviser who currently provide investment advisory services to the Short Term Bond Fund will continue to do so upon approval of the New Advisory Agreement; and (iv) the financial condition of the Adviser will not be adversely affected by the Transaction.

In addition, the Trustees considered the information they received when they approved the continuance of the Present Advisory Agreements at an in-person meeting held on March 29, 2017 and the information regarding the Adviser and the Short Term Bond Fund’s performance they had been provided throughout the year at regular meetings of the Board of Trustees. Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board’s approval of the New Advisory Agreement on behalf of the Short Term Bond Fund.

The Trustees’ evaluation of the quality of the Adviser’s services took into account their knowledge and experience gained through meetings with and reports of the Adviser’s senior management over the course of many years. Both short-term and long-term investment performance of the Short Term Bond Fund was considered. The Short Term Bond Fund’s performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Short Term Bond Fund. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Short Term Bond Fund’s other service providers, were considered in light of the Short Term Bond Funds’ compliance with investment policies and applicable laws and regulations and of related reports by management and the Short Term Bond Fund’s independent public accounting firm in periodic meetings with the Trust’s Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

Additionally, the Trustees noted that the Adviser has decided to proceed with the Transaction for the purpose of long term estate planning and to ensure that the Adviser is in a strong ownership position for the foreseeable future. The Transaction will not affect the operations of the Adviser. The officers of the Adviser will remain in place. All advisory functions will be handled by the same employees as before the Transaction. Mr. David D. Basten will continue to serve as President and Chief Investment Officer of the Adviser, as well as lead portfolio manager to the Funds.

In reviewing the proposed fees to be payable under the New Advisory Agreement, the Trustees compared the current and proposed advisory fees and overall expense levels of the Short Term Bond Fund with those of competitive funds with similar investment objectives. To assist the Board in its deliberations and considerations, the Board was provided with a written comparative analysis of fund fees and expenses prepared by an independent third party. The analysis included funds in the Lipper and Morningstar universe of similarly classified funds, including the Short Term Bond Fund. The written analysis showed that the advisory fee proposed under the New Advisory Agreement was lower than fees charged by a significant percentage of the comparable funds included in the analysis.

Additionally, the Board considered the impact of the proposed advisory fee on the overall expenses of the Short Term Bond Fund on a share class basis. The Adviser presented the following table to the Board showing current and anticipated Short Term Bond Fund expenses on a Class by Class basis:

Class A Shares

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment.)	Current Fees	Proposed Fees
Management Fee	0.70%	0.70%
Distribution/Service (12b-1 Fees)	0.00%	0.00%
Other Expenses (including administrative fees)	0.50%	0.57%*
Total Annual Fund Operating Expenses	1.20%	1.27%

Class L Shares

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment.)	Current Fees	Proposed Fees
Management Fee	0.70%	0.70%
Distribution/Service (12b-1 Fees)	1.00%	1.00%
Other Expenses (including administrative fees)	0.50%	0.57%*
Total Annual Fund Operating Expenses	2.20%	2.27%

Institutional Class Shares

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment.)	Current Fees	Proposed Fees
Management Fee	0.70%	0.70%
Distribution/Service (12b-1 Fees)	0.00%	0.00%
Other Expenses (including administrative fees)	0.50%	0.57%*
Total Annual Fund Operating Expenses	1.20%	1.27%

*	under the New Advisory Agreement, administration services will no longer be provided by the Adviser. Accordingly, Other Expenses are expected to increase by 0.07%

In order to protect the shareholders from undue expense burden, the Adviser agreed to adopt a written Expense Limitation Agreement to include all share classes of the Fund. As a result, overall expenses for the Short Term Bond Fund would be capped to ensure that they stayed within reasonable limits. The Adviser agreed to adopt 1.75% as the expense cap for Class A shares, 2.50% for Class L shares and 1.50% for Institutional Class Shares.

The Expense Limitation and Recapture Agreement imposes a contractual duty on the Adviser to waive its management fees and/or make direct money contributions to the Short Term Bond Fund to offset direct “Other Expenses” of the Short Term Bond Fund in order to assure that the Short Term Bond Fund maintains a Total Net Annual Operating Expense Ratio of not greater than 1.75% for Class A Shares, 2.50% for Class L Shares, and 1.50% for Institutional Class Shares. There are several significant exclusions from the Adviser’s contribution obligations that you need to be aware of. First, the indirect expenses of “Acquired Fund (Underlying Fund) Fees and Expenses” are not subject to the Expense Limitation and Recapture Agreement. These fees are indirect fees and are not directly borne by the Short Term Bond Fund. Accordingly, these types of fees fall outside the scope of the Adviser’s Expense support obligations. The Adviser is also not obligated to reimburse brokerage fees and commissions, interest and other borrowing expenses, taxes and extraordinary expenses.

The Expense Limitation and Recapture Agreement also allows the Adviser to recoup in future years waivers and/or contributions made in prior years. The Adviser may recoup those contributions for a period of 36 months after the contributions were made, but only if the recoupment does not cause the Short Term Bond Fund’s Net Total Annual Fund Expense ratio to exceed the per Class limitations set forth above, before excluded expenses.

The Expense Limitation and Recapture Agreement may only be terminated by the Short Term Bond Fund’s Board of Trustees, and if it is terminated, any expenses waived or contributed by the Adviser that have not yet been recouped by the Adviser are waived and may not be recouped by the Adviser.

In considering the New Advisory Agreement, the Board noted that the New Advisory Agreement excluded administrative and other non-advisory services, unlike the Present Advisory Agreement. The Adviser informed the Board that the administrative needs of the Trust and Short Term Bond Fund had increased significantly over time, and the Trust now needed a level of administrative support that exceeded the capacity of the Adviser to effectively provide. New regulations, expanded oversight, increased scrutiny, significant ongoing compliance requirements, had all contributed to the Adviser’s conclusion that Trust administration should be provided by an entity that specialized in such services. As an example, the Adviser reminded the Board that financial reporting obligations as burdens have increased. Since 1990, mutual funds have gone from annual and semi-annual reports to quarterly reports, and soon will be required to file monthly reports. Given the significantly increased regulatory burden of fund administration, the Adviser believed that administration should be done by a professional third party. Further, the Adviser was recommending that administrative services should be provided by entities not affiliated with the Adviser. Accordingly, the Multi-Asset Fund’s overall expenses are expected to increase by approximately 0.07% annually if the Board engages an outside third party to provide such services.

The Trustees considered information provided by the Adviser concerning the Adviser’s profitability with respect to the Short Term Bond Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Short Term Bond Fund, but also so-called “fallout” benefits to the Adviser. The Trustees also considered the Adviser’s representations that all of the Short Term Bond Fund’s portfolio trades were executed based on the best price and execution available. In evaluating the Short Term Bond Fund’s advisory fees, the Trustees took into account the complexity and quality of the investment management of the Short Term Bond Fund.

The Board also received information from the Adviser relating to the management of the Short Term Bond Fund’s portfolio, the complexities and difficulties of selecting appropriate investments for the Short Term Bond Fund in the current market environment, and the need to constantly improve its capabilities to effectively manage the Short Term Bond Fund.

Based upon their review of all the information presented, the Independent Trustees concluded that: (i) based upon the historical performance of Short Term Bond Fund, the Adviser has provided quality services to the Short Term Bond Fund; (ii) although the short-term performance of the Short Term Bond Fund has lagged its benchmark index and the average returns for comparably managed funds, the Short Term Bond Fund is managed in a professional investment style, had a very good performance year in fiscal year 2017, and has satisfactorily met its investment objective; (iii) the proposed investment advisory fee payable to the Adviser by the Short Term Bond Fund is competitive with similarly managed funds, and the Independent Trustees believe the fee to be reasonable given the scope and quality of investment advisory services provided by the Adviser and other services provided to shareholders; (iv) the total operating expense ratio of the Short Term Bond Fund is competitive with the average expense ratio for comparably managed funds, according to statistics derived from Lipper and Morningstar; (v) the Adviser’s commitment to cap overall operating expenses of the Short Term Bond Fund through the Expense Limitation Agreement will maintain reasonable expense levels for each Share Class and prevent an undue burden on shareholders; and (vi) the level of the Adviser’s profitability with respect to its management of the Short Term Bond Fund is reasonable. Given the reasonableness of the advisory fees as compared to comparable funds and the asset level of the Short Term Bond Fund, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Short Term Bond Fund grows, and whether fee levels reflect these economies of scale and fee breakpoints would be in order. The Independent Trustees also considered the “fallout” benefits to, and the profitability of, the Adviser with respect to the Short Term Bond Fund, but viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Short Term Bond Fund.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the New Advisory Agreement, and each Trustee weighed the various factors as he deemed appropriate. Rather, the Trustees concluded in light of a weighing and balancing of all factors considered, that approval of the New Advisory Agreement is in the best interests of the Short Term Bond Fund and its shareholders. The Board of Trustees noted that the scope, quality, and nature of services to be provided by the Adviser under the New Advisory Agreement will be substantially identical to the scope, quality and nature of services provided under the Present Advisory Agreement, with the exception of administrative services. The Board concluded that with respect to administrative services, it agreed with the Adviser’s assessment that the Trust and Short Term Bond Fund had grown to the point where outside professional administration was required, and the Adviser should not provide those services going forward. After full consideration of the above factors as well as other factors, the Board of Trustees, with the Independent Trustees voting separately, unanimously concluded that approval of the New Advisory Agreement was in the best interest of the Short Term Bond Fund and its shareholders and recommended approval of the New Advisory Agreement to the Short Term Bond Fund’s shareholders.

Messrs. David D. and David M. Basten are Trustees of the Trust and as officers, directors and shareholders of the Adviser, have an interest in the approval of the Proposal.

The Board of Trustees recommends that you vote FOR the New Advisory Agreement on behalf of the Short Term Bond Fund.

FOR YORKTOWN MASTER ALLOCATION FUND SHAREHOLDERS ONLY!

PROPOSAL 5:	APPROVE A PROPOSED NEW INVESTMENT ADVISORY AGREEMENT WITH YORKTOWN MANAGEMENT & RESEARCH COMPANY, INC., ON BEHALF OF THE YORKTOWN MASTER ALLOCATION FUND (THE “MASTER ALLOCATION FUND”)

Mr David D. Basten, along with several other individuals, founded Yorktown Management & Research, Inc. (the “Adviser”) in 1985. Mr. Basten currently owns approximately 64.7% of the outstanding voting shares of the Adviser and is deemed to “control” the Adviser. Mr. Basten plans to transfer a significant percentage of his Class A voting shares to other existing shareholders and to certain other persons, including key employees. The effect of that transfer will be to cause a change in the ownership of the controlling interests in the voting stock of the Adviser (the “Transaction”). After Mr. Basten completes the Transaction, he will own approximately 24.9% of the Class A voting shares of the Adviser. No other shareholder will own more than 24.9% of the outstanding Class A voting shares of the Adviser. Accordingly, no one person will be deemed to “control” the Adviser after the Transaction is completed, and control will be vested in various combinations of shareholders acting collectively.

Additionally, the Adviser plans to issue new shares of Class B non-voting shares. These shares will be distributed to all existing Class A shareholders. A portion of the new issue of Class B non-voting shares will be held in treasury for future distribution.

The Adviser has decided to proceed with the Transaction for the purpose of long term estate planning and to ensure that the Adviser is in a strong ownership position for the foreseeable future. The Transaction will not affect the operations of the Adviser. The officers of the Adviser will remain in place. All advisory functions will be handled by the same employees as before the Transaction. Mr. David D. Basten will continue to serve as President and Chief Investment Officer of the Adviser, as well as lead portfolio manager to the Funds.

The Investment Company Act of 1940 (the “1940 Act”) provides that an owner of more than 25% of the outstanding voting securities of an entity, such as Mr. Basten, is presumed to have a controlling interest in that entity. Because Mr. Basten’s ownership interest in the Adviser is currently in excess of 25% and will be reduced to slightly less than 25% following the Transaction, the Transaction may be deemed to result in a change in control of the Adviser and, pursuant to relevant provisions of the 1940 Act, effectively terminate the investment advisory agreement for the Master Allocation Fund in effect prior to the Transaction (the “Present Advisory Agreement”).

In order for the Adviser to continue to provide management services to the Master Allocation Fund following the Transaction, shareholders of the Master Allocation Fund are being asked to vote on a proposed new investment advisory agreement between the Trust, on behalf of the Master Allocation Fund, and the Adviser (the “New Advisory Agreement”). As a shareholder of the Master Allocation Fund, you are entitled to vote on the New Advisory Agreement.

The New Advisory Agreement

The Board of Trustees, including a majority of the Trustees who are not “interested persons” as defined by the 1940 Act, of the Trust (the “Independent Trustees”), at a meeting held on May 22, 2017, approved the New Advisory Agreement pursuant to which the Adviser will continue to provide investment management services to the Master Allocation Fund. The terms and conditions of the New Advisory Agreement are similar to those of the Present Advisory Agreement, with the following exceptions:

1.	The effective date and the termination date will change. Because this is a new agreement, the initial term of the agreement will extend for two years from the effective date.

The New Advisory Agreement, if approved by shareholders, will replace the Present Advisory Agreement. Under the New Advisory Agreement, the Adviser will, subject to the supervision and control of the Board of Trustees, continue to be responsible for managing the investment and reinvestment of the Master Allocation Fund’s portfolio assets in securities, including buying, selling and trading in stocks, bonds and other investments, on behalf of the Master Allocation Fund, and establishing, maintaining and trading in brokerage accounts for and in the name of the Master Allocation Fund, all in accordance with the 1940 Act and any rules thereunder, and the investment objectives, policies and restrictions of the Master Allocation Fund.

The Adviser will continue to pay all of the expenses incurred by it in connection with its investment advisory services provided to the Master Allocation Fund. The Master Allocation Fund will continue to pay all of the expenses relating to its operations, including brokerage fees and commissions, taxes, interest charges, the fees of the Adviser and the fees and expenses of the

Master Allocation Fund’s transfer agent, fund accounting agent, fund administrator, chief compliance officer and custodian, legal and auditing expenses, expenses and fees related to registration and filing with the Securities and Exchange Commission and state regulatory authorities, costs of printing and mailing prospectuses and shareholder reports to existing shareholders, fees and expenses of the Independent Trustees and other expenses.

Fees paid to the Adviser under the New Advisory Agreement will be calculated at exactly the same rate than the fees previously charged under the Present Advisory Agreement. For its services relating to the API Master Allocation Fund under the Present Advisory Agreement, the Adviser receives a management fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of the Master Allocation Fund. The management fee has two components: (i) a fee on Yorktown Fund Assets and (ii) a fee on Other Assets. The advisory fee for Yorktown Fund Assets is 0.30% of the average daily Yorktown Fund Assets of the Master Allocation Fund. The fee for Other Assets is 1.00% of the average daily Other Assets of the Master Allocation Fund. Under the New Advisory Agreement, the fee calculations will remain unchanged.

The New Advisory Agreement, like the Present Advisory Agreement, provides that the Adviser shall not be liable for any error of judgment, mistake of law or for any other loss whatsoever suffered by the Trust in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of the compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

The New Advisory Agreement, if approved by shareholders, will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (2) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. In either event, continuance of the New Advisory Agreement beyond the initial two year period must also be approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance. The New Advisory Agreement may be terminated at any time, on 60 days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting shares of the Master Allocation Fund, or by the Adviser. The New Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

The New Advisory Agreement will become effective upon consummation of the Transaction. If shareholders of the Master Allocation Fund do not approve the New Advisory Agreement, the Trustees will consider other appropriate action in accordance with the 1940 Act. The form of the proposed New Advisory Agreement is attached hereto as Exhibit A. The description of the New Advisory Agreement in this Proxy Statement is only a summary and is qualified in its entirety by reference to Exhibit A.

The Present Advisory Agreement

The Present Advisory Agreement on behalf of the Master Allocation Fund was last approved by the Board of Trustees on March 29, 2017. During the fiscal year ended January 31, 2017, the Master Allocation Fund paid the Adviser $97,583 in advisory fees under the Present Advisory Agreement.

Information About the Adviser

Yorktown Management & Research, Inc. (the “Adviser”) was established in 1985 in Lynchburg, Virginia and has served as investment adviser to the Master Allocation Fund since its inception. The Adviser currently employs thirteen investment professionals. The Adviser is privately owned and has no affiliation with any bank, broker, dealer, or other investment advisory firm. The Adviser provides a continuous program of supervision for all of the Trust’s series, including the Master Allocation Fund, is responsible for the composition of the Master Allocation Fund’s investment portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. The Adviser is also responsible for the selection of broker-dealers through which the Master Allocation Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Funds. The Adviser’s sole business is serving as investment adviser to each series of the Trust, including the Master Allocation Fund.

Information about the Transaction. As of the date of this Proxy Statement, David D. Basten controls the Adviser, owning in the aggregate approximately 64.7% of the outstanding voting common stock of the Adviser. Other individuals, including certain key employees, own the remaining 35.3% of the outstanding voting common stock of the Adviser.

In the Transaction, Mr. Basten will transfer a significant percentage of his voting shares to other existing voting stock shareholders, as well as to a few additional individuals. The effect of this recapitalization will be that no single shareholder of the Adviser will own more than 25% of the Adviser’s outstanding voting common stock (which is the ownership level which presumes control). After the Transaction is completed, Mr. Basten will own slightly less than 25% of the outstanding voting common stock, and sixteen other shareholders will have holdings of approximately 1% to 24.9%. Consequently, control of the Adviser will be vested in various combinations of shareholders acting collectively. Mr. David D. Basten (24.9%), Ms. Leslie Basten (24.9%),and Mr. David M. Basten (13.7%) will comprise the controlling shareholders. Ms. Basten is the wife of David D. Basten, and David M. Basten is the son of David D. Basten.

Additionally, the Adviser plans to issue a new Class of shares, Class B non-voting shares. Those shares will be distributed to all of the current Class A voting stock shareholders. A portion of the new Class B issuance will be held in treasury for future distribution. The Transaction is expected to occur on or about July 31, 2017. The change in ownership will not result in a change in the operations of the Adviser or the persons responsible for the day-to-day management of the Funds.

The Adviser has decided to proceed with the Transaction for the purpose of long term estate planning and to ensure that the Adviser is in a strong ownership position for the foreseeable future. The Transaction will not affect the operations of the Adviser. The officers of the Adviser will remain in place. All advisory functions will be handled by the same employees as before the Transaction. Mr. David D. Basten will continue to serve as President and Chief Investment Officer of the Adviser, as well as lead portfolio manager to the Funds.

Executive Officers of the Adviser. The following are the current officers of the Adviser and their position, if any, with the Trust. The address of each officer is 2303 Yorktown Avenue, Lynchburg, VA 24501, except as noted otherwise. No changes to the executive officers and directors of the Adviser or the officers of the Trust are being contemplated as a result of the Transaction.

Name	Position with the Adviser	Position with the Trust
David D. Basten	President, Chief Investment Officer	President, Chairman of the Board of Trustees
David M. Basten	Managing Director. Director of Marketing; Portfolio Manager	Trustee
Austin Basten	Vice President/ Chief Compliance Officer	None
Charles Foster	Vice President/Chief Financial Officer	Treasurer
Dennis Stratton	Vice President	None
Brentz East	Analyst, Portfolio Manager	None
Michael Dixon	Vice President, Portfolio Manager	None

Evaluation by the Board of Trustees

The Board of Trustees, including the Independent Trustees voting separately, reviewed and approved the New Advisory Agreement at an in-person meeting held on May 22, 2017. In making the determination to recommend approval of the New Advisory Agreement to shareholders of the Master Allocation Fund, the Board of Trustees considered all information the Trustees deemed reasonably necessary to evaluate the terms of the New Advisory Agreement and to determine that the New Advisory Agreement would be in the best interests of the Master Allocation Fund and its shareholders.

The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser. The Board of Trustees gave substantial weight to the Adviser’s representations that: (i) the responsibilities of the Adviser under the New Advisory Agreement are the same in all material respects as under the Present Advisory Agreement; (ii) the operations of the Adviser and the level or quality of advisory services provided to the Master Allocation Fund will not be materially affected as a result of the New Advisory Agreement; (iii) the same personnel of the Adviser who currently provide investment advisory services to the Master Allocation Fund will continue to do so upon approval of the New Advisory Agreement; and (iv) the financial condition of the Adviser will not be adversely affected by the Transaction.

In addition, the Trustees considered the information they received when they approved the continuance of the Present Advisory Agreements at an in-person meeting held on March 29, 2017 and the information regarding the Adviser and the Master Allocation Fund’s performance they had been provided throughout the year at regular meetings of the Board of Trustees. Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board’s approval of the New Advisory Agreement on behalf of the Master Allocation Fund.

The Trustees’ evaluation of the quality of the Adviser’s services took into account their knowledge and experience gained through meetings with and reports of the Adviser’s senior management over the course of many years. Both short-term and long-term investment performance of the Master Allocation Fund was considered. The Master Allocation Fund’s performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Master Allocation Fund. The Adviser’s role in coordinating the activities of the Master Allocation Fund’s other service providers were considered in light of the Master Allocation Fund’s compliance with investment policies and applicable laws and regulations and of related reports by management and the Master Allocation Fund’s independent public accounting firm in periodic meetings with the Trust’s Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

Additionally, the Trustees noted that the Adviser has decided to proceed with the Transaction for the purpose of long term estate planning and to ensure that the Adviser is in a strong ownership position for the foreseeable future. The Transaction will not affect the operations of the Adviser. The officers of the Adviser will remain in place. All advisory functions will be handled by the same employees as before the Transaction. Mr. David D. Basten will continue to serve as President and Chief Investment Officer of the Adviser, as well as lead portfolio manager to the Funds.

In reviewing the proposed fees to be payable under the New Advisory Agreement, the Trustees compared the current and proposed advisory fees and overall expense levels of the Master Allocation Fund with those of competitive funds with similar investment objectives. To assist the Board in its deliberations and considerations, the Board was provided with a written comparative analysis of fund fees and expenses prepared by an independent third party. The analysis included funds in the Lipper and Morningstar universe of similarly classified funds, including the Master Allocation Fund. The written analysis showed that the advisory fee proposed under the New Advisory Agreement was competitive with fees charged by the comparable funds included in the analysis.

Additionally, the Board considered the impact of the proposed advisory fee on the overall expenses of the Master Allocation Fund on a share class basis. The Adviser presented the following table to the Board showing current and anticipated Master Allocation Fund expenses on a Class by Class basis:

Class A Shares

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Current Fees	Proposed Fees
Management Fee	0.30%	0.70%
Distribution/Service (12b-1 Fees)	0.50%	0.50%
Other Expenses (including administrative fees)	0.64%	0.64%
Total Annual Fund Operating Expenses	1.44%	1.44%

Class L Shares

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Current Fees	Proposed Fees
Management Fee	0.30%	0.30%
Distribution/Service (12b-1 Fees)	1.00%	1.00%
Other Expenses (including administrative fees)	0.64%	0.64%
Total Annual Fund Operating Expenses	1.94%	1.94%

Institutional Class Shares

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Current Fees	Proposed Fees
Management Fee	0.30%	0.30%
Distribution/Service (12b-1 Fees)	0.00%	0.00%
Other Expenses (including administrative fees)	0.64%	0.64%
Total Annual Fund Operating Expenses	0.94%	0.94%

The Trustees considered information provided by the Adviser concerning the Adviser’s profitability with respect to the Master Allocation Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Master Allocation Fund, but also so-called “fallout” benefits to the Adviser. The Trustees also considered the Adviser’s representations that all of the Master Allocation Fund’s portfolio trades were executed based on the best price and execution available. In evaluating the Master Allocation Fund’s advisory fees, the Trustees took into account the complexity and quality of the investment management of the Master Allocation Fund.

The Board also received information from the Adviser relating to the management of the Master Allocation Fund’s portfolio, the complexities and difficulties of selecting appropriate investments for the Master Allocation Fund in the current market environment, and the need to constantly improve its capabilities to effectively manage the Master Allocation Fund.

Based upon their review of all the information presented, the Independent Trustees concluded that: (i) based upon the historical performance of Master Allocation Fund, the Adviser has provided quality services to the Master Allocation Fund; (ii) although the short-term performance of the Master Allocation Fund has lagged its benchmark index and the average returns for comparably managed funds, the Master Allocation Fund is managed in a professional investment style and has satisfactorily met its investment objective; (iii) the proposed investment advisory fee payable to the Adviser by the Master Allocation Fund is competitive with similarly managed funds, and the Independent Trustees believe the fee to be reasonable given the scope and quality of investment advisory services provided by the Adviser and other services provided to shareholders; (iv) the total operating expense ratio of the Master Allocation Fund is competitive with the average expense ratio for comparably managed funds, according to statistics derived from Lipper and Morningstar; and (v) the level of the Adviser’s profitability with respect to its management of the Master Allocation Fund is reasonable. Given the reasonableness of the advisory fees as compared to comparable funds and the asset level of the Master Allocation Fund, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Master Allocation Fund grows, and whether fee levels reflect these economies of scale and fee breakpoints would be in order. The Independent Trustees also considered the “fallout” benefits to, and the profitability of, the Adviser with respect to the Master Allocation Fund, but viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Master Allocation Fund.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the New Advisory Agreement, and each Trustee weighed the various factors as he deemed appropriate. Rather, the Trustees concluded in light of a weighing and balancing of all factors considered, that approval of the New Advisory Agreement is in the best interests of the Master Allocation Fund and its shareholders. The Board of Trustees noted that the scope, quality, and nature of services to be provided by the Adviser under the New Advisory Agreement will be substantially identical to the scope, quality and nature of services provided under the Present Advisory Agreement. After full consideration of the above factors as well as other factors, the Board of Trustees, with the Independent Trustees voting separately, unanimously concluded that approval of the New Advisory Agreement was in the best interest of the Master Allocation Fund and its shareholders and recommended approval of the New Advisory Agreement to the Master Allocation Fund’s shareholders.

Messrs. David D. and David M. Basten are Trustees of the Trust and as officers, directors and shareholders of the Adviser, have an interest in the approval of the Proposal.

The Board of Trustees recommends that you vote FOR the New Advisory Agreement on behalf of the Master Allocation Fund.

FOR YORKTOWN SMALL CAP FUND SHAREHOLDERS ONLY!

PROPOSAL 6:	APPROVE A PROPOSED NEW INVESTMENT ADVISORY AGREEMENT WITH YORKTOWN MANAGEMENT & RESEARCH COMPANY, INC., ON BEHALF OF THE YORKTOWN SMALL CAP FUND (THE “SMALL CAP FUND”)

Mr David D. Basten, along with several other individuals, founded Yorktown Management & Research, Inc. (the “Adviser”) in 1985. Mr. Basten currently owns approximately 64.7% of the outstanding voting shares of the Adviser and is deemed to “control” the Adviser. Mr. Basten plans to transfer a significant percentage of his Class A voting shares to other existing shareholders and to certain other persons, including key employees. The effect of that transfer will be to cause a change in the ownership of the controlling interests in the voting stock of the Adviser (the “Transaction”). After Mr. Basten completes the Transaction, he will own approximately 24.9% of the Class A voting shares of the Adviser. No other shareholder will own more than 24.9% of the outstanding Class A voting shares of the Adviser. Accordingly, no one person will be deemed to “control” the Adviser after the Transaction is completed, and control will be vested in various combinations of shareholders acting collectively.

Additionally, the Adviser plans to issue new shares of Class B non-voting shares. These shares will be distributed to all existing Class A shareholders. A portion of the new issue of Class B non-voting shares will be held in treasury for future distribution.

The Adviser has decided to proceed with the Transaction for the purpose of long term estate planning and to ensure that the Adviser is in a strong ownership position for the foreseeable future. The Transaction will not affect the operations of the Adviser. The officers of the Adviser will remain in place. All advisory functions will be handled by the same employees as before the Transaction. Mr. David D. Basten will continue to serve as President and Chief Investment Officer of the Adviser, as well as lead portfolio manager to the Funds.

The Investment Company Act of 1940 (the “1940 Act”) provides that an owner of more than 25% of the outstanding voting securities of an entity, such as Mr. Basten, is presumed to have a controlling interest in that entity. Because Mr. Basten’s ownership interest in the Adviser is currently in excess of 25% and will be reduced to slightly less than 25% following the Transaction, the Transaction may be deemed to result in a change in control of the Adviser and, pursuant to relevant provisions of the 1940 Act, effectively terminate the investment advisory agreement for the Small Cap Fund in effect prior to the Transaction (the “Present Advisory Agreement”).

In order for the Adviser to continue to provide management services to the Small Cap Fund following the Transaction, shareholders of the Small Cap Fund are being asked to vote on a proposed new investment advisory agreement between the Trust, on behalf of the Small Cap Fund, and the Adviser (the “New Advisory Agreement”). As a shareholder of the Small Cap Fund, you are entitled to vote on the New Advisory Agreement.

The New Advisory Agreement

The Board of Trustees, including a majority of the Trustees who are not “interested persons” as defined by the 1940 Act, of the Trust (the “Independent Trustees”), at a meeting held on May 22, 2017, approved the New Advisory Agreement pursuant to which the Adviser will continue to provide investment management services to the Small Cap Fund. The terms and conditions of the New Advisory Agreement are similar to those of the Present Advisory Agreement, with the following exceptions:

1.	The effective date and the termination date will change. Because this is a new agreement, the initial term of the agreement will extend for two years from the effective date.

The New Advisory Agreement, if approved by shareholders, will replace the Present Advisory Agreement. Under the New Advisory Agreement, the Adviser will, subject to the supervision and control of the Board of Trustees, continue to be responsible for managing, the investment and reinvestment of the Small Cap Fund’s portfolio assets in securities, including buying, selling and trading in stocks, bonds and other investments, on behalf of the Small Cap Fund, and establishing, maintaining and trading in brokerage accounts for and in the name of the Small Cap Fund, all in accordance with the 1940 Act and any rules thereunder, and the investment objectives, policies and restrictions of the Small Cap Fund. The Adviser may also continue to engage a sub-investment adviser to furnish day-to day investment management services to the Small Cap Fund, with the Board’s approval and the consent of the Small Cap Fund’s shareholders.

The Adviser will continue to pay all of the expenses incurred by it in connection with its investment advisory services provided to the Small Cap Fund. The Small Cap Fund will continue to pay all of the expenses relating to its operations, including brokerage fees and commissions, taxes, interest charges, the fees of the Adviser and the fees and expenses of the Small Cap Fund’s transfer agent, fund accounting agent, fund administrator, chief compliance officer and custodian, legal and auditing expenses, expenses and fees related to registration and filing with the Securities and Exchange Commission and state regulatory authorities, costs of printing and mailing prospectuses and shareholder reports to existing shareholders, fees and expenses of the Independent Trustees and other expenses.

Fees paid to the Adviser under the New Advisory Agreement will be calculated at exactly the same rate than the fees previously charged under the Present Advisory Agreement. For its services relating to the Small Cap Fund under the Present Advisory Agreement, the Adviser receives a management fee, which is calculated daily and paid monthly, at an annual rate of 0.90% of the average daily assets of the Small Cap Fund. Under the New Advisory Agreement, the fee calculations will remain unchanged.

The New Advisory Agreement, like the Present Advisory Agreement, provides that the Adviser shall not be liable for any error of judgment, mistake of law or for any other loss whatsoever suffered by the Trust in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of the compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

The New Advisory Agreement, if approved by shareholders, will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (2) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Small Cap Fund. In either event, continuance of the New Advisory Agreement beyond the initial two year period must also be approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance. The New Advisory Agreement may be terminated at any time, on 60 days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting shares of the Small Cap Fund, or by the Adviser. The New Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

The New Advisory Agreement will become effective upon consummation of the Transaction. If shareholders of the Small Cap Fund do not approve the New Advisory Agreement, the Trustees will consider other appropriate action in accordance with the 1940 Act. The form of the proposed New Advisory Agreement is attached hereto as Exhibit A. The description of the New Advisory Agreement in this Proxy Statement is only a summary and is qualified in its entirety by reference to Exhibit A.

The Present Advisory Agreement

The Present Advisory Agreement on behalf of the Small Cap Fund was initially approved by the Board of Trustees on February 8, 2016 and reviewed on March 29, 2017. The Small Cap Fund is a new Fund that commenced operations on May 9, 2016. During the fiscal year ended January 31, 2017, the Small Cap Fund paid the Adviser $91,121 in advisory fees under the Present Advisory Agreement.

Information About the Adviser

Yorktown Management & Research, Inc. (the “Adviser”) was established in 1985 in Lynchburg, Virginia and has served as investment adviser to the Small Cap Fund since its inception. The Adviser currently employs thirteen investment professionals. The Adviser is privately owned and has no affiliation with any bank, broker, dealer, or other investment advisory firm. The Adviser provides a continuous program of supervision for all of the Trust’s series, including the Small Cap Fund, is responsible for the composition of the Small Cap Fund’s investment portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. The Adviser is also responsible for the selection of broker-dealers through which the Small Cap Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Funds. The Adviser’s sole business is serving as investment adviser to each series of the Trust, including the Small Cap Fund.

Information about the Transaction. As of the date of this Proxy Statement, David D Basten controls the Adviser, owning in the aggregate approximately 64.7% of the outstanding voting common stock of the Adviser. Other individuals, including certain key employees, own the remaining 35.3% of the outstanding voting common stock of the Adviser.

In the Transaction, Mr. Basten will transfer a significant percentage of his voting shares to other existing voting stock shareholders, as well as to a few additional individuals. The effect of this recapitalization will be that no single shareholder of the Adviser will own more than 25% of the Adviser’s outstanding voting common stock (which is the ownership level which presumes control). After the Transaction is completed, Mr. Basten will own slightly less than 25% of the outstanding voting common stock, and sixteen other shareholders will have holdings of approximately 1% to 24.9%. Consequently, control of the Adviser will be vested in various combinations of shareholders acting collectively. Mr. David D. Basten (24.9%), Ms. Leslie Basten (24.9%),and Mr. David M. Basten (13.7%) will comprise the controlling shareholders. Ms. Basten is the wife of David D. Basten, and David M. Basten is the son of David D. Basten.

Additionally, the Adviser plans to issue a new Class of shares, Class B non-voting shares. Those shares will be distributed to all of the current Class A voting stock shareholders. A portion of the new Class B issuance will be held in treasury for future distribution. The Transaction is expected to occur on or about July 31, 2017. The change in ownership will not result in a change in the operations of the Adviser or the persons responsible for the day-to-day management of the Funds.

The Adviser has decided to proceed with the Transaction for the purpose of long term estate planning and to ensure that the Adviser is in a strong ownership position for the foreseeable future. The Transaction will not affect the operations of the Adviser. The officers of the Adviser will remain in place. All advisory functions will be handled by the same employees as before the Transaction. Mr. David D. Basten will continue to serve as President and Chief Investment Officer of the Adviser, as well as lead portfolio manager to the Funds.

Executive Officers of the Adviser. The following are the current officers of the Adviser and their position, if any, with the Trust. The address of each officer is 2303 Yorktown Avenue, Lynchburg, VA 24501, except as noted otherwise. No changes to the executive officers and directors of the Adviser or the officers of the Trust are being contemplated as a result of the Transaction.

Name	Position with the Adviser	Position with the Trust
David D. Basten	President, Chief Investment Officer	President, Chairman of the Board of Trustees
David M. Basten	Managing Director. Director of Marketing; Portfolio Manager	Trustee
Austin Basten	Vice President/ Chief Compliance Officer	None
Charles Foster	Vice President/Chief Financial Officer	Treasurer
Dennis Stratton	Vice President	None
Brentz East	Analyst, Portfolio Manager	None
Michael Dixon	Vice President, Portfolio Manager	None

Evaluation by the Board of Trustees

The Board of Trustees, including the Independent Trustees voting separately, reviewed and approved the New Advisory Agreement at an in-person meeting held on May 22, 2017. In making the determination to recommend approval of the New Advisory Agreement to shareholders of the Small Cap Fund, the Board of Trustees considered all information the Trustees deemed reasonably necessary to evaluate the terms of the New Advisory Agreement and to determine that the New Advisory Agreement would be in the best interests of the Small Cap Fund and its shareholders.

The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser. The Board of Trustees gave substantial weight to the Adviser’s representations that: (i) the responsibilities of the Adviser under the New Advisory Agreement are the same in all material respects as under the Present Advisory Agreement; (ii) the operations of the Adviser and the level or quality of advisory services provided to the Small Cap Fund will not be materially affected as a result of the New

Advisory Agreement; (iii) the same personnel of the Adviser who currently provide investment advisory services and supervision of the sub-adviser to the Small Cap Fund will continue to do so upon approval of the New Advisory Agreement; and (iv) the financial condition of the Adviser will not be adversely affected by the Transaction.

In addition, the Trustees considered the information they received when they approved the continuance of the Present Advisory Agreements at an in-person meeting held on February 8, 2016 and the information regarding the Adviser and the Small Cap Fund’s performance they had been provided throughout the year at regular meetings of the Board of Trustees. Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board’s approval of the New Advisory Agreement on behalf of the Small Cap Fund.

The Trustees’ evaluation of the quality of the Adviser’s services took into account their knowledge and experience gained through meetings with and reports of the Adviser’s senior management over the course of many years. The limited investment performance of the Small Cap Fund was considered. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Small Cap Fund. The Adviser’s role in coordinating the activities of the Small Cap Fund’s other service providers were considered in light of the Small Cap Fund’s compliance with investment policies and applicable laws and regulations and of related reports by management and the Small Cap Fund’s independent public accounting firm in periodic meetings with the Trust’s Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

Additionally, the Trustees noted that the Adviser has decided to proceed with the Transaction for the purpose of long term estate planning and to ensure that the Adviser is in a strong ownership position for the foreseeable future. The Transaction will not affect the operations of the Adviser. The officers of the Adviser will remain in place. All advisory functions will be handled by the same employees as before the Transaction. Mr. David D. Basten will continue to serve as President and Chief Investment Officer of the Adviser, as well as lead portfolio manager to the Funds.

In reviewing the proposed fees to be payable under the New Advisory Agreement, the Trustees compared the current and proposed advisory fees and overall expense levels of the Small Cap Fund with those of competitive funds with similar investment objectives. To assist the Board in its deliberations and considerations, the Board was provided with a written comparative analysis of fund fees and expenses prepared by an independent third party. The analysis included funds in the Lipper and Morningstar universe of similarly classified funds, including the Small Cap Fund. The written analysis showed that the advisory fee proposed under the New Advisory Agreement was competitive with fees charged by the comparable funds included in the analysis.

Additionally, the Board considered the impact of the proposed advisory fee on the overall expenses of the Small Cap Fund on a share class basis. The Adviser presented the following table to the Board showing current and anticipated Small Cap Fund expenses on a Class by Class basis:

Class A Shares

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Current Fees	Proposed Fees
Management Fee	0.90%	0.90%
Distribution/Service (12b-1 Fees)	0.25%	0.25%
Other Expenses	1.69%	1.69%
Total Annual Fund Operating Expenses (before fee waivers or expense reimbursements)	2.84%	2.84%
Fee Waivers/Expense Reimbursements	(1.44)%	(1.44)%
Total Annual Fund Operating Expenses (after fee waivers or expense reimbursements)	1.40%	1.40%

Class L Shares

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Current Fees	Proposed Fees
Management Fee	0.90%	0.90%
Distribution/Service (12b-1 Fees)	1.00%	1.00%
Other Expenses (including administrative fees)	1.69%	1.69%
Total Annual Fund Operating Expenses (before fee waivers or expense reimbursements)	3.59%	3.59%
Fee Waivers/Expense Reimbursements	(1.44)%	(1.44)%
Total Annual Fund Operating Expenses (after fee waivers or expense reimbursements)	2.15%	2.15%

Institutional Class Shares

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Current Fees	Proposed Fees
Management Fee	0.90%	0.90%
Distribution/Service (12b-1 Fees)	0.00%	0.00%
Other Expenses (including administrative fees)	1.69%	1.69%
Total Annual Fund Operating Expenses (before fee waivers or expense reimbursements)	2.59%	2.59%
Fee Waivers/Expense Reimbursements	(1.44)%	(1.44)%
Total Annual Fund Operating Expenses (after fee waivers or expense reimbursements)	1.15%	1.15%

With respect to the Present Advisory Agreement, the Adviser has also entered into a five year contractual expense limitation agreement with the Trust. wherein the Adviser has agreed to waive or limit its fees and assume other expenses of the Small Cap Fund so that the Small Cap Fund’s ratio of total annual operating expenses is limited to 1.40% for Class A Shares, 2.15% for Class L Shares, and 1.15% for Institutional Class Shares. The Adviser has agreed to continue the Expense Limitation Agreement under the New Advisory Agreement under the same terms and conditions.

The Trustees considered information provided by the Adviser concerning the Adviser’s profitability with respect to the Small Cap Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Small Cap Fund, but also so-called “fallout” benefits to the Adviser. The Trustees also considered the Adviser’s representations that all of the Small Cap Fund’s portfolio trades were executed based on the best price and execution available. In evaluating the Small Cap Fund’s advisory fees, the Trustees took into account the complexity and quality of the investment management of the Small Cap Fund.

The Board also received information from the Adviser relating to the management of the Small Cap Fund’s portfolio, the complexities and difficulties of selecting appropriate investments for the Small Cap Fund in the current market environment, and the need to constantly improve its capabilities to effectively manage the Small Cap Fund.

Based upon their review of all the information presented, the Independent Trustees concluded that: (i) based upon the historical performance of Small Cap Fund, the Adviser has provided quality services to the Small Cap Fund; (ii) although the performance of the Small Cap Fund is limited by the short length of time it has been in operation, the Small Cap Fund is managed in a professional investment style and has satisfactorily met its investment objective; (iii) the proposed investment advisory fee payable to the Adviser by the Small Cap Fund is competitive with similarly managed funds, and the Independent Trustees believe the fee to be reasonable given the scope and quality of investment advisory services provided by the Adviser and other services provided to shareholders; (iv) the total operating expense ratio of the Small Cap Fund is competitive with the average expense ratio for comparably managed funds, according to statistics derived from Lipper and Morningstar; and (v) the level of the Adviser’s profitability with respect to its management of the Small Cap Fund is reasonable. Given the reasonableness of the advisory fees as compared to comparable funds and the asset level of the Small Cap Fund, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Small Cap Fund grows, and whether fee levels reflect these economies of scale and fee breakpoints would be in order. The Independent Trustees also considered the “fallout” benefits to, and the profitability of, the Adviser with respect to the Small Cap Fund, but viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Small Cap Fund.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the New Advisory Agreement, and each Trustee weighed the various factors as he deemed appropriate. Rather, the Trustees concluded in light of a weighing and balancing of all factors considered, that approval of the New Advisory Agreement is in the best interests of the Small Cap Fund and its shareholders. The Board of Trustees noted that the scope, quality, and nature of services to be provided by the Adviser under the New Advisory Agreement will be substantially identical to the scope, quality and nature of services provided under the Present Advisory Agreement. After full consideration of the above factors as well as other factors, the Board of Trustees, with the Independent Trustees voting separately, unanimously concluded that approval of the New Advisory Agreement was in the best interest of the Small Cap Fund and its shareholders and recommended approval of the New Advisory Agreement to the Small Cap Fund’s shareholders.

Messrs. David D. and David M. Basten are Trustees of the Trust and as officers, directors and shareholders of the Adviser, have an interest in the approval of the Proposal.

The Board of Trustees recommends that you vote FOR the New Advisory Agreement on behalf of the Small Cap Fund.

FOR YORKTOWN MID CAP FUND SHAREHOLDERS ONLY!

PROPOSAL 7:	APPROVE A PROPOSED NEW INVESTMENT ADVISORY AGREEMENT WITH YORKTOWN MANAGEMENT & RESEARCH COMPANY, INC., ON BEHALF OF THE YORKTOWN MID CAP FUND (THE “MID CAP FUND”)

Mr David D. Basten, along with several other individuals, founded Yorktown Management & Research, Inc. (the “Adviser”) in 1985. Mr. Basten currently owns approximately 64.7% of the outstanding voting shares of the Adviser and is deemed to “control” the Adviser. Mr. Basten plans to transfer a significant percentage of his Class A voting shares to other existing shareholders and to certain other persons, including key employees. The effect of that transfer will be to cause a change in the ownership of the controlling interests in the voting stock of the Adviser (the “Transaction”). After Mr. Basten completes the Transaction, he will own approximately 24.9% of the Class A voting shares of the Adviser. No other shareholder will own more than 24.9% of the outstanding Class A voting shares of the Adviser. Accordingly, no one person will be deemed to “control” the Adviser after the Transaction is completed, and control will be vested in various combinations of shareholders acting collectively.

Additionally, the Adviser plans to issue new shares of Class B non-voting shares. These shares will be distributed to all existing Class A shareholders. A portion of the new issue of Class B non-voting shares will be held in treasury for future distribution.

The Adviser has decided to proceed with the Transaction for the purpose of long term estate planning and to ensure that the Adviser is in a strong ownership position for the foreseeable future. The Transaction will not affect the operations of the Adviser. The officers of the Adviser will remain in place. All advisory functions will be handled by the same employees as before the Transaction. Mr. David D. Basten will continue to serve as President and Chief Investment Officer of the Adviser, as well as lead portfolio manager to the Funds.

The Investment Company Act of 1940 (the “1940 Act”) provides that an owner of more than 25% of the outstanding voting securities of an entity, such as Mr. Basten, is presumed to have a controlling interest in that entity. Because Mr. Basten’s ownership interest in the Adviser is currently in excess of 25% and will be reduced to slightly less than 25% following the Transaction, the Transaction may be deemed to result in a change in control of the Adviser and, pursuant to relevant provisions of the 1940 Act, effectively terminate the investment advisory agreement for the Mid Cap Fund in effect prior to the Transaction (the “Present Advisory Agreement”).

In order for the Adviser to continue to provide management services to the Mid Cap Fund following the Transaction, shareholders of the Mid Cap Fund are being asked to vote on a proposed new investment advisory agreement between the Trust, on behalf of the Mid Cap Fund, and the Adviser (the “New Advisory Agreement”). As a shareholder of the Mid Cap Fund, you are entitled to vote on the New Advisory Agreement.

The New Advisory Agreement

The Board of Trustees, including a majority of the Trustees who are not “interested persons” as defined by the 1940 Act, of the Trust (the “Independent Trustees”), at a meeting held on May 22, 2017, approved the New Advisory Agreement pursuant to which the Adviser will continue to provide investment management services to the Mid Cap Fund. The terms and conditions of the New Advisory Agreement are similar to those of the Present Advisory Agreement, with the following exceptions:

1.	The effective date and the termination date will change. Because this is a new agreement, the initial term of the agreement will extend for two years from the effective date.

The New Advisory Agreement, if approved by shareholders, will replace the Present Advisory Agreement. Under the New Advisory Agreement, the Adviser will, subject to the supervision and control of the Board of Trustees, continue to be responsible for managing, the investment and reinvestment of the Mid Cap Fund’s portfolio assets in securities, including buying, selling and trading in stocks, bonds and other investments, on behalf of the Mid Cap Fund, and establishing, maintaining and trading in brokerage accounts for and in the name of the Mid Cap Fund, all in accordance with the 1940 Act and any rules thereunder, and the investment objectives, policies and restrictions of the Mid Cap Fund. The Adviser may also continue to engage a sub-investment adviser to furnish day-to day investment management services to the Mid Cap Fund, with the Board’s approval and the consent of the Mid Cap Fund’s shareholders.

The Adviser will continue to pay all of the expenses incurred by it in connection with its investment advisory services provided to the Mid Cap Fund. The Mid Cap Fund will continue to pay all of the expenses relating to its operations, including brokerage fees and commissions, taxes, interest charges, the fees of the Adviser and the fees and expenses of the Mid Cap Fund’s transfer agent, fund accounting agent, fund administrator, chief compliance officer and custodian, legal and auditing expenses, expenses and fees related to registration and filing with the Securities and Exchange Commission and state regulatory authorities, costs of printing and mailing prospectuses and shareholder reports to existing shareholders, fees and expenses of the Independent Trustees and other expenses.

Fees paid to the Adviser under the New Advisory Agreement will be calculated at exactly the same rate than the fees previously charged under the Present Advisory Agreement. For its services relating to the Mid Cap Fund under the Present Advisory Agreement, the Adviser receives a management fee, which is calculated daily and paid monthly, at an annual rate of 1.15% of the average daily assets of the Mid Cap Fund. Under the New Advisory Agreement, the fee calculations will remain unchanged.

The New Advisory Agreement, like the Present Advisory Agreement, provides that the Adviser shall not be liable for any error of judgment, mistake of law or for any other loss whatsoever suffered by the Trust in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of the compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

The New Advisory Agreement, if approved by shareholders, will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (2) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Mid Cap Fund. In either event, continuance of the New Advisory Agreement beyond the initial two year period must also be approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance. The New Advisory Agreement may be terminated at any time, on 60 days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting shares of the Mid Cap Fund, or by the Adviser. The New Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

The New Advisory Agreement will become effective upon consummation of the Transaction. If shareholders of the Mid Cap Fund do not approve the New Advisory Agreement, the Trustees will consider other appropriate action in accordance with the 1940 Act. The form of the proposed New Advisory Agreement is attached hereto as Exhibit A. The description of the New Advisory Agreement in this Proxy Statement is only a summary and is qualified in its entirety by reference to Exhibit A.

The Present Advisory Agreement

The Present Advisory Agreement on behalf of the Mid Cap Fund was initially approved by the Board of Trustees on February 8, 2016 and reviewed on March 29, 2017. The Mid Cap Fund is a new Fund that commenced operations on May 10, 2016. During the fiscal year ended January 31, 2017, the Mid Cap Fund paid the Adviser $107,933 in advisory fees under the Present Advisory Agreement.

Information About the Adviser

Yorktown Management & Research, Inc. (the “Adviser”) was established in 1985 in Lynchburg, Virginia and has served as investment adviser to the Mid Cap Fund since its inception. The Adviser currently employs thirteen investment professionals. The Adviser is privately owned and has no affiliation with any bank, broker, dealer, or other investment advisory firm. The Adviser provides a continuous program of supervision for all of the Trust’s series, including the Mid Cap Fund, is responsible for the composition of the Mid Cap Fund’s investment portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. The Adviser is also responsible for the selection of broker-dealers through which the Mid Cap Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Funds. The Adviser’s sole business is serving as investment adviser to each series of the Trust, including the Mid Cap Fund.

Information about the Transaction. As of the date of this Proxy Statement, David D Basten controls the Adviser, owning in the aggregate approximately 64.7% of the outstanding voting common stock of the Adviser. Other individuals, including certain key employees, own the remaining 35.3% of the outstanding voting common stock of the Adviser.

In the Transaction, Mr. Basten will transfer a significant percentage of his voting shares to other existing voting stock shareholders, as well as to a few additional individuals. The effect of this recapitalization will be that no single shareholder of the Adviser will own more than 25% of the Adviser’s outstanding voting common stock (which is the ownership level which presumes control). After the Transaction is completed, Mr. Basten will own slightly less than 25% of the outstanding voting common stock, and sixteen other shareholders will have holdings of approximately 1% to 24.9%. Consequently, control of the Adviser will be vested in various combinations of shareholders acting collectively. Mr. David D. Basten (24.9%), Ms. Leslie Basten (24.9%),and Mr. David M. Basten (13.7%) will comprise the controlling shareholders. Ms. Basten is the wife of David D. Basten, and David M. Basten is the son of David D. Basten.

Additionally, the Adviser plans to issue a new Class of shares, Class B non-voting shares. Those shares will be distributed to all of the current Class A voting stock shareholders. A portion of the new Class B issuance will be held in treasury for future distribution. The Transaction is expected to occur on or about July 31, 2017. The change in ownership will not result in a change in the operations of the Adviser or the persons responsible for the day-to-day management of the Funds.

The Adviser has decided to proceed with the Transaction for the purpose of long term estate planning and to ensure that the Adviser is in a strong ownership position for the foreseeable future. The Transaction will not affect the operations of the Adviser. The officers of the Adviser will remain in place. All advisory functions will be handled by the same employees as before the Transaction. Mr. David D. Basten will continue to serve as President and Chief Investment Officer of the Adviser, as well as lead portfolio manager to the Funds.

Executive Officers of the Adviser. The following are the current officers of the Adviser and their position, if any, with the Trust. The address of each officer is 2303 Yorktown Avenue, Lynchburg, VA 24501, except as noted otherwise. No changes to the executive officers and directors of the Adviser or the officers of the Trust are being contemplated as a result of the Transaction.

Name	Position with the Adviser	Position with the Trust
David D. Basten	President, Chief Investment Officer	President, Chairman of the Board of Trustees
David M. Basten	Managing Director. Director of Marketing; Portfolio Manager	Trustee
Austin Basten	Vice President/ Chief Compliance Officer	None
Charles Foster	Vice President/Chief Financial Officer	Treasurer
Dennis Stratton	Vice President	None
Brentz East	Analyst, Portfolio Manager	None
Michael Dixon	Vice President, Portfolio Manager	None

Evaluation by the Board of Trustees

The Board of Trustees, including the Independent Trustees voting separately, reviewed and approved the New Advisory Agreement at an in-person meeting held on May 22, 2017. In making the determination to recommend approval of the New Advisory Agreement to shareholders of the Mid Cap Fund, the Board of Trustees considered all information the Trustees deemed reasonably necessary to evaluate the terms of the New Advisory Agreement and to determine that the New Advisory Agreement would be in the best interests of the Mid Cap Fund and its shareholders.

The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser. The Board of Trustees gave substantial weight to the Adviser’s representations that: (i) the responsibilities of the Adviser under the New Advisory Agreement are the same in all material respects as under the Present Advisory Agreement; (ii) the operations of the Adviser and the level or quality of advisory services provided to the Mid Cap Fund will not be materially affected as a result of the New Advisory Agreement; (iii) the same personnel of the Adviser who currently provide investment advisory services and supervision of the sub-adviser to the Mid Cap Fund will continue to do so upon approval of the New Advisory Agreement; and (iv) the financial condition of the Adviser will not be adversely affected by the Transaction.

In addition, the Trustees considered the information they received when they approved the continuance of the Present Advisory Agreements at an in-person meeting held on February 8, 2016 and the information regarding the Adviser and the Mid Cap Fund’s performance they had been provided throughout the year at regular meetings of the Board of Trustees. Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board’s approval of the New Advisory Agreement on behalf of the Mid Cap Fund.

The Trustees’ evaluation of the quality of the Adviser’s services took into account their knowledge and experience gained through meetings with and reports of the Adviser’s senior management over the course of many years. The limited investment performance of the Mid Cap Fund was considered. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Mid Cap Fund. The Adviser’s role in coordinating the activities of the Mid Cap Fund’s other service providers were considered in light of the Mid Cap Fund’s compliance with investment policies and applicable laws and regulations and of related reports by management and the Mid Cap Fund’s independent public accounting firm in periodic meetings with the Trust’s Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

Additionally, the Trustees noted that the Adviser has decided to proceed with the Transaction for the purpose of long term estate planning and to ensure that the Adviser is in a strong ownership position for the foreseeable future. The Transaction will not affect the operations of the Adviser. The officers of the Adviser will remain in place. All advisory functions will be handled by the same employees as before the Transaction. Mr. David D. Basten will continue to serve as President and Chief Investment Officer of the Adviser, as well as lead portfolio manager to the Funds.

In reviewing the proposed fees to be payable under the New Advisory Agreement, the Trustees compared the current and proposed advisory fees and overall expense levels of the Mid Cap Fund with those of competitive funds with similar investment objectives. To assist the Board in its deliberations and considerations, the Board was provided with a written comparative analysis of fund fees and expenses prepared by an independent third party. The analysis included funds in the Lipper and Morningstar universe of similarly classified funds, including the Mid Cap Fund. The written analysis showed that the advisory fee proposed under the New Advisory Agreement was competitive with fees charged by the comparable funds included in the analysis.

Additionally, the Board considered the impact of the proposed advisory fee on the overall expenses of the Mid Cap Fund on a share class basis. The Adviser presented the following table to the Board showing current and anticipated Mid Cap Fund expenses on a Class by Class basis:

Class A Shares

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Current Fees	Proposed Fees
Management Fee	1.15%	1.15%
Distribution/Service (12b-1 Fees)	0.25%	0.25%
Other Expenses	1.91%	1.91%
Total Annual Fund Operating Expenses (before fee waivers or expense reimbursements)	3.06%	3.06%
Fee Waivers/Expense Reimbursements	(1.56)%	(1.56)%
Total Annual Fund Operating Expenses (after fee waivers or expense reimbursements)	1.50%	1.50%

Class L Shares

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Current Fees	Proposed Fees
Management Fee	1.15%	1.15%
Distribution/Service (12b-1 Fees)	1.00%	1.00%
Other Expenses	1.66%	1.66%
Total Annual Fund Operating Expenses (before fee waivers or expense reimbursements)	3.81%	3.81%
Fee Waivers/Expense Reimbursements	(2.25)%	(2.25)%
Total Annual Fund Operating Expenses (after fee waivers or expense reimbursements)	2.25%	2.25%

Institutional Class Shares

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Current Fees	Proposed Fees
Management Fee	1.15%	1.15%
Distribution/Service (12b-1 Fees)	0.00%	0.00%
Other Expenses	1.66%	1.66%
Total Annual Fund Operating Expenses (before fee waivers or expense reimbursements)	2.81%	2.81%
Fee Waivers/Expense Reimbursements	(1.56)%	(1.56)%
Total Annual Fund Operating Expenses (after fee waivers or expense reimbursements)	1.25%	1.25%

With respect to the Present Advisory Agreement, the Adviser has also entered into a five year contractual expense limitation agreement with the Trust, wherein the Adviser has agreed to waive or limit its fees and assume other expenses of the Mid Cap Fund so that the Mid Cap Fund’s ratio of total annual operating expenses is limited to 1.50% for Class A Shares, 2.25% for Class L Shares, and 1.25% for Institutional Class Shares. The Adviser has agreed to continue the Expense Limitation Agreement under the New Advisory Agreement under the same terms and conditions.

The Trustees considered information provided by the Adviser concerning the Adviser’s profitability with respect to the Mid Cap Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees.

For these purposes, the Trustees took into account not only the fees paid by the Mid Cap Fund, but also so-called “fallout” benefits to the Adviser. The Trustees also considered the Adviser’s representations that all of the Mid Cap Fund’s portfolio trades were executed based on the best price and execution available. In evaluating the Mid Cap Fund’s advisory fees, the Trustees took into account the complexity and quality of the investment management of the Mid Cap Fund.

The Board also received information from the Adviser relating to the management of the Mid Cap Fund’s portfolio, the complexities and difficulties of selecting appropriate investments for the Mid Cap Fund in the current market environment, and the need to constantly improve its capabilities to effectively manage the Mid Cap Fund.

Based upon their review of all the information presented, the Independent Trustees concluded that: (i) based upon the historical performance of Mid Cap Fund, the Adviser has provided quality services to the Mid Cap Fund; (ii) although the performance of the Mid Cap Fund is limited by the short length of time it has been in operation, the Mid Cap Fund is managed in a professional investment style and has satisfactorily met its investment objective; (iii) the proposed investment advisory fee payable to the Adviser by the Mid Cap Fund is competitive with similarly managed funds, and the Independent Trustees believe the fee to be reasonable given the scope and quality of investment advisory services provided by the Adviser and other services provided to shareholders; (iv) the total operating expense ratio of the Mid Cap Fund is competitive with the average expense ratio for comparably managed funds, according to statistics derived from Lipper and Morningstar; and (v) the level of the Adviser’s profitability with respect to its management of the Mid Cap Fund is reasonable. Given the reasonableness of the advisory fees as compared to comparable funds and the asset level of the Mid Cap Fund, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Mid Cap Fund grows, and whether fee levels reflect these economies of scale and fee breakpoints would be in order. The Independent Trustees also considered the “fallout” benefits to, and the profitability of, the Adviser with respect to the Mid Cap Fund, but viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Mid Cap Fund.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the New Advisory Agreement, and each Trustee weighed the various factors as he deemed appropriate. Rather, the Trustees concluded in light of a weighing and balancing of all factors considered, that approval of the New Advisory Agreement is in the best interests of the Mid Cap Fund and its shareholders. The Board of Trustees noted that the scope, quality, and nature of services to be provided by the Adviser under the New Advisory Agreement will be substantially identical to the scope, quality and nature of services provided under the Present Advisory Agreement. After full consideration of the above factors as well as other factors, the Board of Trustees, with the Independent Trustees voting separately, unanimously concluded that approval of the New Advisory Agreement was in the best interest of the Mid Cap Fund and its shareholders and recommended approval of the New Advisory Agreement to the Mid Cap Fund’s shareholders.

Messrs. David D. and David M. Basten are Trustees of the Trust and as officers, directors and shareholders of the Adviser, have an interest in the approval of the Proposal.

The Board of Trustees recommends that you vote FOR the New Advisory Agreement on behalf of the Mid Cap Fund.

FOR ALL FUND SHAREHOLDERS

PROPOSAL 8:	TO TRANSACT ANY OTHER BUSINESS, NOT CURRENTLY CONTEMPLATED, THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN THE DISCRETION OF THE PROXIES OR THEIR SUBSTITUTES

The proxy holders have no present intention of bringing any other matter before the Meeting other than the matters described herein or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

Record Date. The Board of Trustees has fixed the close of business on May 31, 2017 (the “Record Date”) as the record date for determining shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. As of the Record Date, there were                      outstanding shares of beneficial interest of the Funds. Each share is entitled to one vote, with proportionate voting for fractional shares.

5% Shareholders. As of the Record Date, the following shareholders owned of record more than 5% of the outstanding shares of the Funds, as detailed in the table below. Accounts with an asterisk may be deemed to control the Fund by virtue of owning more than 25% of the outstanding shares.

Name and Address of Record Owner	Name of Fund Owned	Share Class Owned	No. of Shares Owned	Percentage Ownership of Share Class

Quorum. A quorum is the number of shares legally required to be at a meeting in order to conduct business, which is more than 50% of the outstanding shares of the Funds, in the aggregate, at the meeting. The favorable vote of more than 50% of the outstanding shares of all of the various funds of the Trust taken as a whole is required to approve changing the name of the Trust (Proposal 1). (The shareholders of the other funds of the trust are also holding meetings at the same time). The vote of a “majority of the outstanding shares” of the Multi-Asset, Growth, Capital Income, Short Term Bond, Master Allocation, Small Cap and Mid Cap Funds is required to approve each Fund’s New Advisory Agreement (Proposal 2, 3, 4, 5, 6, 7 and 8, respectively). The vote of a “majority of the outstanding shares” means the vote of the lesser of

(1) 67% or more of the a Fund’s shares present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the applicable Fund’s outstanding shares. Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If the Meeting is called to order but a quorum is not present at the Meeting, the persons named as proxies may vote those proxies that have been received with respect to adjournment of the Meeting to a later date. If a quorum is present at the Meeting but sufficient votes to approve the proposals described herein are not received, the persons named as proxies may propose one or more adjournments of the Meeting not to exceed 120 days from the record date for the meeting, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares of the Fund represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies received that voted in favor of a proposal in favor of such an adjournment and will vote those proxies received that voted against the proposal against any such adjournment.

Abstentions and “broker non-voters” are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to the proposal. “Broker non-votes” are shares held by a broker or nominee for whom an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Notwithstanding the foregoing, “broker non-votes” will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn the Meeting. Accordingly, abstentions and “broker non-votes” will effectively be a vote against the proposal, for which the required vote is a percentage of the outstanding voting shares and will have no effect on a vote for adjournment.

ADDITIONAL INFORMATION ON THE OPERATION OF THE FUNDS

Principal Underwriter

Unified Financial Securities, LLC. (the “Underwriter”) serves as the Fund’s principal underwriter and, as such, is the exclusive agent for distribution of the Fund’s shares. The Underwriter is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Underwriter is located at 2960 Meridian Road, Suite 300, Indianapolis, IN, 46208.

Transfer Agent Services

Ultimus Fund Solutions, LLC. (“Ultimus”) provides transfer agent and shareholder services to the Funds. Ultimus is located at 9465 Counselors Row, Suite 200, Indianapolis, IN 46240.

Independent Registered Public Accounting Firm

The Audit Committee and the Board of Trustees have selected Tait Weller and Baker LLP, 1818 Market Street, Philadelphia, Pennsylvania 19103, to serve as the Trust’s independent registered public accounting firm for the fiscal year ending January 31, 2018. Representatives of Tait Weller & Baker are not expected to be present at the Meeting although they will have an opportunity to attend and to make a statement, if they desire to do so. If representatives of Tait Weller & Baker, LLP are present at the Meeting, they will be available to respond to appropriate questions from shareholders.

Fees Billed by Tait Weller & Baker LLP to the Trust During the Previous Two Fiscal Years

Audit Fees	The aggregate fees billed for professional services rendered by Tait Weller & Baker, LLP for the audit of the annual financial statements of the Trust or for services that are normally provided by Tait Weller & Baker, LLP in connection with statutory and regulatory filings or engagements were $ with respect to the fiscal year ended January 31, 2017 and $ with respect to the fiscal year ended January 31, 2016.

Audit-Related Fees	No fees were billed in either of the last two fiscal years for assurance and related services by Tait Weller & Baker, LLP that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported as “Audit Fees” in the preceding paragraph.

Tax Fees	No fees were billed in either of the last two fiscal years for professional services rendered by Tait Weller & Baker, LLP for tax compliance, tax advice and tax planning, except fees for preparing and filing tax returns in the amount of $ .

All Other Fees	No fees were billed in either of the last two fiscal years for products and services provided by Tait Weller & Baker, LLP other than the services reported above.

Aggregate Non-Audit Fees	No fees were billed in either of the last two fiscal years for non-audit services by Tait Weller & Baker, LLP rendered to the Trust and any entity controlling, controlled by, or under common control with the Trust that provides ongoing services to the Trust.

Annual and Semi-Annual Reports

The Trust will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report succeeding such annual report, if any, upon request. To request the annual or semi-annual report, please call us toll free at 800-544-6060, or write to the Trust at 2303 Yorktown Avenue, Lynchburg, VA 24501. The Fund’s most recent annual and semi-annual reports are available for download at www.apifunds.com

OTHER MATTERS

Shareholder Proposals

As a Massachusetts business trust, the Trust does not intend to, and is not required to hold annual meetings of shareholders, except under certain limited circumstances. The Board of Trustees does not believe a formal process for shareholders to send communications to the Board of Trustees is appropriate due to the infrequency of shareholder communications to the Board of Trustees. The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. Annual meetings of shareholders of the Funds are not required as long as there is no particular requirement under the 1940 Act or the Declaration of Trust, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to David D. Jones, Secretary of the Trust, 2303 Yorktown Avenue, Lynchburg, VA 24501.

Shareholder Communications with Trustees

Shareholders who wish to communicate with the Board or individual Trustees should write to the Board or the particular Trustee in care of the Funds, at the offices of the Trust as set forth below. All communications will be forwarded directly to the Board or the individual Trustee. Shareholders also have an opportunity to communicate with the Board at shareholder meetings. The Trust does not have a policy requiring Trustees to attend shareholder meetings.

Proxy Delivery

The Trust may only send one proxy statement to shareholders who share the same address unless the Fund has received different instructions from one or more of the shareholders. The Fund will deliver promptly to a shareholder, upon oral or written request, a separate copy of the proxy statement to a shared address to which a single copy of this Proxy was delivered. By calling or writing the Fund, a shareholder may request separate copies of future proxy statements, or if the shareholder is receiving multiple copies of the proxy statement now, may request a single copy in the future. To request a paper or e-mail copy of the proxy statement or annual report at no charge, or to make any of the aforementioned requests, write to the Fund at 2303 Yorktown Avenue, Lynchburg, VA 24501, or call the Funds toll-free at 1-800-544-6060.

By Order of the Board of Trustees,

David D. Jones, Esq.
Secretary

Date:                     , 2017

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. You may also vote by telephone or through the Internet by following the instructions on your proxy card.

EXHIBIT A:	FORM OF PROPOSED NEW INVESTMENT ADVISORY AGREEMENT ON BEHALF OF THE API EFFICIENT FRONTIER INCOME FUND

EXPENSE LIMITATION AGREEMENT

Yorktown Management & Research Company, Inc.

2303 Yorktown Avenue

Lynchburg, VA 24501

                     , 2017

Board of Trustees

American Pension Investors Trust

2303 Yorktown Avenue

Lynchburg, VA 24501

Dear Trustees:

Yorktown Management & Research Company, Inc. confirms our agreement with you as follows:

1.	Yorktown Funds (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940 (the “Act”) and is authorized to issue shares of separate series, with each series having its own investment objective, policies and restrictions. The Trust is engaged in the business of investing and reinvesting the assets of each of its existing series in accordance with applicable limitations. Pursuant to an Investment Advisory Agreement dated as of , 2017 (the “Advisory Agreement”), you have engaged us to manage the investment and reinvestment of such assets of seven separate series of the Trust, as set forth in paragraph 2 to this Agreement (each a “Fund” and together the “Funds”). The Funds offer multiple Share Classes.

2.	We hereby agree that, notwithstanding any provision to the contrary contained in the Advisory Agreement, we shall limit as provided herein the Aggregate Ordinary Operating Expenses incurred by each share class of each Fund, including but not limited to the fees (“Advisory Fees”) payable to us under the Advisory Agreement (the “Percentage Expense Limitation”). Under the expense limitations described herein, we agree that, for the first five fiscal years of each Fund’s operations (subject to Section 4), such expenses shall not exceed a percentage (the “Percentage Expense Limitation”) of the average daily net assets of the Funds, on an annualized basis, as set forth in the following table:

Fund	Class A	Class C	Class L	Institutional
Yorktown Multi-Asset Income Fund	1.75%	1.90%	1.90%	1.00%
Yorktown Capital Income Fund	1.75%	2.50%	2.50%	1.50%
Yorktown Growth Fund	1.75%	2.50%	2.50%	1.50%
Yorktown Short Term Bond Fund	0.95%	1.95%	1.95%	0.95%
Yorktown Master Allocation Fund	N/A	N/A	N/A	N/A
Yorktown Small Cap Fund	1.40%	2.15%	2.15%	1.15%
Yorktown Mid Cap Fund	1.50%	2.25%	2.25%	1.25%

Aggregate Ordinary Operating Expenses includes all Fund expenses except brokerage fees, taxes, borrowing costs such as interest and dividend expenses on securities sold short, and other extraordinary expenses. To determine our liability for each Fund’s expenses in excess of the Percentage Expense Limitation, the amount of allowable fiscal-year-to-date expenses shall be computed daily by prorating the Percentage Expense Limitation based on the number of days elapsed within the fiscal year of the Fund, or limitation period, if shorter (the “Prorated Limitation”). The Prorated Limitation shall be compared to the Aggregate Ordinary Operating Expenses of the Fund recorded through the current day in order to produce the allowable expenses to be recorded for the current day (the “Allowable Expenses”). If Advisory Fees and other Aggregate Ordinary Operating Expenses of the Fund for the current day exceed the Allowable Expenses, Advisory Fees for the current day shall be reduced by such excess (“Unaccrued Fees”). In the event such excess exceeds the amount due as Advisory Fees, we shall be responsible to the Fund to pay or absorb the additional excess (“Other Expenses Exceeding Limit”). If there are cumulative Unaccrued Fees or cumulative Other Expenses Exceeding Limit, these amounts shall be paid to us by you subject to the following conditions: (1) no such payment for expenses classified as “organizational” or “ offering” expenses related to the initial registration and offering of the fund shall be made to us with respect to Unaccrued Fees or Other Expenses Exceeding Limit that arose more than one year prior to the proposed date of payment; (2) no such payment shall be made to us with respect to Unaccrued Fees or Other Expenses Exceeding Limit that arose more than three years prior to the proposed date of payment, and (2) such payments, in either event, shall be made only to the extent that it does not cause the Fund’s Aggregate Ordinary Operating Expenses, on an annualized basis, to exceed the Percentage Expense Limitation.

3.	Whenever the Advisor waives a portion of its investment advisory fee and/or reimburses or pays an expense of one or more Funds (hereinafter referred to as an “Expense Support”) during a month, the Advisor will keep a record of such Expense Support and shall report the same to the Trust’s Fund Accounting Agent. The Fund Accounting Agent will maintain separate records of such Expense Reports. For a period of thirty-six (36) months, beginning on the first day of the month following the month in which the Expense Support occurred, the Advisor may seek to recover such Expense Support by giving written notice to the Fund Accounting Agent. The Fund Accounting Agent shall perform a calculation to determine the extent of the impact on the applicable Fund(s) expenses ratio of honoring the recovery request. If the Fund Accounting Agent determines that honoring the request will not cause the applicable Fund’s calculated Total Annual Operating Expense ratio to exceed the limitations set forth on Schedule 1 to this Agreement, then it shall make payment to the Advisor and make appropriate accounting entries into the books and records of the applicable Fund(s).

4.	Expenses not recovered by the Advisor pursuant to Paragraphs 3 above within the time frames set forth therein shall be forfeited and noncollectable by the Advisor.

5.	Nothing in this Agreement shall be construed as preventing us from voluntarily limiting, waiving or reimbursing Fund expenses outside or in excess of the contours of this Agreement during any time period.

6.	This Agreement shall become effective on the date hereof, or effective date of a Fund, whichever shall first occur, and supercedes any expense limitation agreement previously entered into with respect to the Funds. The Trust may terminate this Agreement at any time upon not less than 60 days’ prior written notice to us. We may not terminate this Agreement during its term without the prior approval of the Trust’s Board of Trustees. Notwithstanding the foregoing, this Agreement will terminate automatically with respect to a Fund if, as and when we cease to serve as investment adviser to that Fund. Upon the termination or expiration hereof, we shall have no claim against the Trust for any amounts not reimbursed to us pursuant to the provisions of paragraph 2.

7.	This Agreement shall be construed in accordance with the laws of the State of Virginia, provided, however, that nothing herein shall be construed as being inconsistent with the Act.

If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

Very truly yours,

YORKTOWN MANAGEMENT & RESEARCH COMPANY, INC.

David D. Basten
Chief Executive Officer

Agreed to and accepted as of the date first set forth above.

YORKTOWN FUNDS

David D. Basten

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT, entered into as of                     , 2017, by and between American Pension Investors Trust, d/b/a YORKTOWN FUNDS, a Massachusetts Business Trust (the “Trust”), and YORKTOWN MANAGEMENT & RESEARCH COMPANY, Inc., a Maryland corporation (the “Adviser”), registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

WHEREAS, the Trust is registered as an open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory services to the separate series of the Trust (each a “Fund” and together the “Funds”) as set forth in Schedule A to this Agreement, and the Adviser is willing to so furnish such services;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.	Appointment. The Trust hereby appoints the Adviser to act as investment adviser to the Funds set forth on Schedule A to this Agreement, as such Schedule may be amended form time to time, for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2.	Delivery of Documents. The Trust has furnished the Adviser with copies properly certified or authenticated of each of the following:

a.	The Trust’s Declaration of Trust, as filed with the State of Massachusetts (such Declaration, as presently in effect and as it shall from time to time be amended, is herein called the “Declaration”);

b.	The Trust’s By-Laws (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the “By-Laws”);

c.	Resolutions of the Trust’s Board of Trustees authorizing this Agreement;

d.	The Trust’s Registration Statement on Form N-1A under the 1940 Act and under the Securities Act of 1933 as amended (the “1933 Act”), relating to shares of beneficial interest of the Trust (herein called the “Shares”) as filed with the Securities and Exchange Commission (“SEC”) and all amendments thereto;

e.	The Trust’s Prospectus (such Prospectus, as presently in effect and all amendments and supplements thereto are herein called the “Prospectus”).

f.	The Trust’s Statement of Additional Information (such Statement of Additional Information, as presently in effect and all amendments and supplements thereto are herein called the “SAI”).

The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC.

3.	Management. Subject to the supervision of the Trust’s Board of Trustees, the Adviser will provide a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Funds. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Funds. The Adviser will provide the services under this Agreement in accordance with each Fund’s investment objectives, policies and restrictions as stated in its Prospectus and SAI. The Adviser further agrees that it:

a.	Will conform its activities to all applicable Rules and Regulations of the Securities and Exchange Commission and will, in addition, conduct its activities under this Agreement in accordance with regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement;

b.	Will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with a broker or dealer of the Adviser’s choosing. In placing orders with brokers or dealers, the Adviser will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the Adviser believes two or more brokers or dealers are comparable in price and execution, the Adviser may prefer: (i) brokers and dealers who provide the Funds with research advice and other services, or who recommend or sell Fund shares, and (ii) Brokers who are affiliated with the Trust or its Adviser(s), provided, however, that in no instance will portfolio securities be purchased from or sold to the Adviser or any affiliated person of the Adviser in principal transactions;

c.	Will provide certain executive personnel for the Trust as may be mutually agreed upon from time to time with the Board of Trustees, the salaries and expenses of such personnel to be borne by the Adviser unless otherwise mutually agreed upon; and

d.	Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Trust.

Notwithstanding the foregoing, the Adviser may obtain the services of an investment counselor or sub-advisor of its choice to provide services to a Fund, subject to the approval of the Board of Trustees and the shareholders of the applicable Fund. The cost of employing such counselor or sub-advisor will be paid by the Adviser and not by the Trust.

4.	Sub-Adviser Oversight. Without limiting any obligation or responsibility of the Adviser under this Agreement or the 1940 Act, in any case where the Adviser has subcontracted, as contemplated by Section 3 of this Agreement, with a sub-adviser for the performance of any services to be rendered by the Adviser to any Fund under this Agreement (a “Sub-Adviser”), the Adviser shall take the following actions in respect of the performance by the Sub-Adviser of its obligations regarding the Fund:

a.	perform periodic detailed analysis and reviews of the performance by the Sub-Adviser of its obligations to a Fund, including without limitation analysis and review of portfolio and other compliance matters and review of the Sub-Adviser’s investment performance in respect of the Fund;

b.	prepare and present periodic reports to the Board of Trustees of the Trust regarding the investment performance of the Sub-Adviser and other information regarding the Sub-Adviser, at such times and in such forms as the Board of Trustees may reasonably request;

c.	review and consider any changes in the personnel of the Sub-Adviser responsible for performing the Sub-Adviser’s obligations and make appropriate reports to the Board of Trustees;

d.	review and consider any changes in the ownership or senior management of the Sub-Adviser and make appropriate reports to the Board of Trustees;

e.	perform periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of the Sub-Adviser;

f.	assist the Board of Trustees and management of the Trust in developing and reviewing information with respect to the initial approval of each agreement with a Sub-Adviser (a “Sub-advisory Agreement”) and annual consideration of the Sub-advisory Agreement thereafter;

g.	prepare recommendations with respect to the continued retention of the Sub-Adviser or the replacement of the Sub-Adviser, including at the request of the Board of Trustees;

h.	identify potential successors to or replacements of the Sub-Adviser or potential additional Sub-Advisers, perform appropriate due diligence, and develop and present to the Board of Trustees a recommendation as to any such successor, replacement, or additional Sub-Advises, including at the request of the Board of Trustees;

i.	designate and compensate from its own resources such personnel as the Adviser may consider necessary or appropriate to the performance of its services; and

j.	perform such other review and reporting functions as the Board of Trustees shall reasonably request consistent with this Agreement and applicable law.

The Adviser shall perform the obligations under this Agreement relating generally to the investment management of a Fund to the extent not delegated by a Sub-Adviser.

5.	Services Not Exclusive. The advisory services furnished by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to furnish similar services to others as long as its services under this Agreement are not impaired thereby provided, however, that without the written consent of the Trustees, the Adviser will not serve as investment adviser to any other investment company having a similar investment objective to that of the Funds.

6.	Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the benefit of the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Adviser further agrees to preserve for the periods prescribed by it pursuant to Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the Act that are not maintained by others on behalf of the Trust.

7.	Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its investment advisory services pertaining to the Trust. In the event that there is no distribution plan under Rule 12b-1 of the 1940 Act in effect for the Fund, the Adviser will pay, out of the Adviser’s resources generated from sources other than fees received from the Trust, the entire cost of the promotion and sale of Fund shares.

Notwithstanding the foregoing, the Trust shall pay the expenses and costs of the following:

a.	Taxes, interest charges, and extraordinary expenses;

b.	Brokerage fees and commissions with regard to portfolio transactions of the Fund;

c.	Fees and expenses of the custodian of the Fund’s portfolio securities;

d.	Fees and expenses of the Fund’s administrative agent, the Fund’s transfer and shareholder servicing agent and the Fund’s accounting agent or, if the Trust performs any such services without an agent, the costs of the same;

e.	Auditing and legal expenses;

f.	Cost of maintenance of the Trust’s existence as a legal entity;

g.	Compensation of trustees who are not interested persons of the Adviser as that term is defined by law;

h.	Costs of Trust meetings;

i.	Federal and State registration or qualification fees and expenses;

j.	Costs of setting in type, printing and mailing Prospectuses, reports and notices to existing shareholders;

k.	The investment advisory fee payable to the Adviser, as provided in paragraph 7 herein; and

l.	Distribution expenses, but only in accordance with any Distribution Plan as and if approved by the shareholders of the Fund.

8.	Compensation. For the services provided to each Fund and for the expenses assumed by the Adviser in providing such services pursuant to this Agreement, each Fund will pay the Adviser, and the Adviser will accept as full compensation, an investment advisory fee, based upon the daily average net assets of the applicable Fund, computed at the end of each month and payable within five (5) business days thereafter, as set forth in Schedule A to this Agreement.

9. (a)	Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment, mistake of law or for any other loss whatsoever suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of the compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

9. (b)	Limitation of Liability of the Trustees and Shareholders of the Trust and Fund. The Trustees of the Trust and the shareholders of the Fund shall not be liable for any obligations of the Fund or the Trust under this Agreement, and the Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund in settlement of such right or claim, and not to such Trustees or shareholders.

9.(c)	Survival. The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Adviser, the Trust, and the Fund(s) and their trustees, directors, officers, employees and agents, and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

10.	Duration and Termination. This Agreement shall become effective on the date of its execution and, unless sooner terminated as provided herein, shall continue in effect for a period of two years. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually:

a.	By the vote of a majority of those members of the Board of Trustees who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and

b.	By vote of either the Board or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

Notwithstanding the foregoing, this Agreement may be terminated by the Fund or by the Adviser at any time on sixty (60) days’ written notice, without the payment of any penalty, provided that termination by the Fund must be authorized either by vote of the Board of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

11.	Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Funds’ outstanding voting securities (as defined in the 1940 Act).

12.	Miscellaneous. The captions of this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

13.	Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Virginia, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ATTEST:	YORKTOWN FUNDS

By:	By:

Title:	Title:

ATTEST:	YORKTOWN MANAGEMENT & RESEARCH COMPANY, INC.

By:	By:

Title:	Title:

Schedule A

Yorktown Funds

Funds of the Trust Subject to this Agreement

As of                     , 2017

Name of Fund	Investment Advisory Fee

Yorktown Multi-Asset Income Fund (formerly API Multi-Asset Income Fund)	0.40%

Yorktown Capital Income Fund (formerly API Capital Income Fund)	0.60%

Yorktown Growth Fund (formerly API Growth Fund)	1.00%

Yorktown Short Term Bond Fund (formerly API Short Term Bond Fund)	0.70%

Yorktown Master Allocation Fund (formerly API Master Allocation Fund)	0.30% (1)

Yorktown Small Cap Fund	0.90%

Yorktown Mid Cap Fund

1.15% on the first $50 million in assets

1.00% on the next $50 million in assets

0.95% on the next $100 million in assets

0.90% on the next $300 million in assets

0.85% on all assets in excess of $500 million

(1)	For its services relating to the Yorktown Master Allocation Fund, the Adviser receives a management fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of the Yorktown Master Allocation Fund. The management fee has two components: (i) a fee on Yorktown Fund Assets (investments in affiliated Yorktown Funds) and (ii) a fee on Other Assets. The advisory fee for Yorktown Fund Assets is 0.30% of the average daily Yorktown Fund Assets held by the Yorktown Master Allocation Fund. The fee for Other Assets is 1.00% of the average daily Other Assets held by the Yorktown Master Allocation Fund.